United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated Hermes MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/20

Date of Reporting Period: 07/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
July 31, 2020
Share Class | Ticker	A | QAACX	C | QCACX	Institutional | QIACX	R6 | QKACX

Federated Hermes MDT All Cap Core Fund
(formerly, Federated MDT All Cap Core Fund)
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
(formerly, Federated MDT Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT All Cap Core Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2019 through July 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT All Cap Core Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2020, was 9.66% for Class A Shares, 8.86% for Class C Shares, 10.01% for Institutional Shares and 10.00% for Class R6 Shares. The total return for the Russell 3000® Index (R3000),1 the Fund’s broad-based securities market index, was 10.93% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was 7.60% during the same period. The Fund’s and MLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R3000.
Market Overview
The twelve months of this reporting period, culminating with the COVID-19 pandemic, saw huge volatility in the domestic market. Despite the dramatic decline and recovery in the first half of 2020, the whole market R3000 was up 10.93% for the full period. However, looking more deeply at the sub-indexes revealed the wildness of the market. Large caps dominated small caps:3 the mega-cap Russell Top 200® Index4 returned 15.84%, while the Russell Midcap® Index5 returned 2.04% and the small-cap Russell 2000® Index6 returned -4.59%. In addition, once again, growth dominated value: the Russell 3000® Growth Index7 returned 28.24% while the Russell 3000® Value Index8 returned -6.67%. The largest spread between growth and value in one capitalization range this year was almost 38 percentage points: the mega-cap Russell Top 200® Growth Index9 returned 33.06% while the Russell Top 200® Value10 Index returned -4.80%.
The best performing sectors in the R3000 during the reporting period were Information Technology (37.07%), Consumer Discretionary (24.82%) and Health Care (20.14%). Underperforming sectors during the same period included Energy (-38.98%), Financials (-14.72%), Industrials (-5.82%) and Real Estate (-5.02%).
STOCK SELECTION
When looking at the Fund’s underperformance in terms of fundamental and technical characteristics during this growth-oriented period, most of the Fund’s underperformance relative to the R3000 was driven by growth-oriented stocks with neutral-to-high analyst conviction and weaker value characteristics. Good
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1

stock selection among stocks with high volatility, negative analyst conviction and depressed prices provided substantial favorable offsets. The Fund’s sector exposures continued to remain close to R3000 weights; there were no significant overweights or underweights at the end of the fiscal year. Weak stock selection in the Health Care and Consumer Discretionary sectors contributed the most to the Fund’s underperformance versus the benchmark. The largest favorable offsets were provided by strong stock selection in the Industrials and Energy sectors.
Individual stocks enhancing the Fund’s performance during the reporting period included DocuSign, Inc., Cadence Design Systems, Inc. and DXC Technology Co.
Individual stocks detracting from the Fund’s performance during the reporting period included Apple Inc., HCA Healthcare Inc. and Microsoft Corporation. Apple and Microsoft outperformed the R3000 but were underweighted by the Fund, and HCA Healthcare underperformed the R3000 and was overweighted by the Fund.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the Russell 3000® Index.
2	Morningstar has assigned the Fund to the Morningstar Large Cap Value Funds Average peer group, however, the MLBFA is being used for comparison purposes. The Fund invests in both value and growth stocks and therefore the Fund’s Adviser believes that the MLBFA is more reflective of the Fund’s investment style. Please see the footnotes to the line graphs below for definitions of, and further information about, the MLBFA.
3	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
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7	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
8	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
9	The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with higher growth earning potential as defined by Russell’s leading style methodology.*
10	The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT All Cap Core Fund (the “Fund”) from July 31, 2010 to July 31, 2020, compared to the Russell 3000® Index (R3000)2 and the Morningstar Large Blend Funds Average (MLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2020
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	3.63%	9.15%	12.67%
Class C Shares	7.86%	9.56%	12.43%
Institutional Shares	10.01%	10.72%	13.62%
Class R6 Shares[4]	10.00%	10.54%	13.11%
R3000	10.93%	10.89%	13.59%
MLBFA	7.60%	9.09%	12.04%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R3000 and MLBFA have been adjusted to reflect reinvestment of dividends of securities.
2	The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2020, the Fund’s index composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	27.2%
Health Care	14.7%
Consumer Discretionary	11.9%
Financials	11.1%
Communication Services	8.9%
Industrials	8.1%
Consumer Staples	7.3%
Real Estate	3.1%
Materials	2.2%
Energy	2.0%
Utilities	1.9%
Securities Lending Collateral[2]	2.0%
Cash Equivalents[3]	1.6%
Other Assets and Liabilities—Net[4]	(2.0)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2020
Shares			Value
		COMMON STOCKS—98.4%
		Communication Services—8.9%
6,736		Activision Blizzard, Inc.	$556,596
9,446	[1]	Alphabet, Inc., Class A	14,055,176
1,681		Cable One, Inc.	3,063,723
65,486	[1]	Cars.com, Inc.	531,746
1,575	[1]	Charter Communications, Inc.	913,500
45,632		Cogent Communications Holdings, Inc.	4,111,900
4,832	[1]	Facebook, Inc.	1,225,733
43,653	[1]	MSG Networks, Inc.	416,013
8,771		Meredith Corp.	125,952
7,046	[1]	Netflix, Inc.	3,444,648
88,452	[1]	TripAdvisor, Inc.	1,789,384
31,860		Verizon Communications, Inc.	1,831,313
		TOTAL	32,065,684
		Consumer Discretionary—11.9%
3,295	[1]	Amazon.com, Inc.	10,427,621
1,207	[1]	AutoZone, Inc.	1,457,356
23,311	[1]	Cooper-Standard Holding, Inc.	249,661
3,294		Dollar General Corp.	627,178
18,524		Domino’s Pizza, Inc.	7,161,564
49,006		eBay, Inc.	2,709,052
8,335	[1]	Etsy, Inc.	986,697
35,900		Ford Motor Co.	237,299
11,350		Garmin Ltd.	1,118,996
53,197		Goodyear Tire & Rubber Co.	479,305
11,512		Home Depot, Inc.	3,056,321
2,328	[1]	iRobot Corp.	169,222
21,003		Lowe’s Cos., Inc.	3,127,557
1,349	[1]	Lululemon Athletica Inc.	439,221
279,331	[2]	Macy’s, Inc.	1,692,746
2,166		McDonald’s Corp.	420,810
11,173	[1]	Mohawk Industries, Inc.	892,164
839	[1]	O’Reilly Automotive, Inc.	400,522
13,302		PVH Corp.	647,275
4,868	[1]	Ulta Beauty, Inc.	939,475
6,428	[1,2]	Wayfair, Inc.	1,710,426
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Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
23,237		Wingstop, Inc.	$3,630,781
7,652		Yum! Brands, Inc.	696,715
		TOTAL	43,277,964
		Consumer Staples—7.3%
39,144	[1]	BJ’s Wholesale Club Holdings, Inc.	1,567,717
10,550		Church and Dwight, Inc.	1,016,282
18,027		Clorox Co.	4,263,566
90,965		Colgate-Palmolive Co.	7,022,498
8,897		Costco Wholesale Corp.	2,896,240
4,201		Hershey Foods Corp.	610,867
41,919		Kimberly-Clark Corp.	6,373,365
12,071		Molson Coors Beverage Company, Class B	452,904
8,885		PepsiCo, Inc.	1,223,109
7,872		Philip Morris International, Inc.	604,648
2,887		Procter & Gamble Co.	378,544
7,963	[1]	Sprouts Farmers Market, Inc.	210,064
		TOTAL	26,619,804
		Energy—2.0%
18,060		Arch Resources, Inc.	560,221
13,529		CVR Energy, Inc.	259,757
17,923		Cimarex Energy Co.	438,396
29,353		Concho Resources, Inc.	1,542,207
34,012	[2]	Continental Resources, Inc.	588,067
75,701		Devon Energy Corp.	794,103
6,580		EOG Resources, Inc.	308,273
22,259		Helmerich & Payne, Inc.	396,878
63,055		Marathon Oil Corp.	346,172
54,577		PBF Energy, Inc.	473,728
77,330		Peabody Energy Corp.	241,270
16,289		Phillips 66	1,010,244
4,307		Valero Energy Corp.	242,183
		TOTAL	7,201,499
		Financials—11.1%
26,190		Aflac, Inc.	931,578
1,846		Alleghany Corp.	964,203
51,160		Allstate Corp.	4,828,993
3,358		Ameriprise Financial, Inc.	515,890
3,925		Bank of New York Mellon Corp.	140,711
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Shares			Value
		COMMON STOCKS—continued
		Financials—continued
2,734		BlackRock, Inc.	$1,572,077
5,374		Chubb Ltd.	683,788
50,325		Cincinnati Financial Corp.	3,921,827
10,919		Globe Life, Inc.	869,152
18,837		Huntington Bancshares, Inc.	174,619
39,755		Intercontinental Exchange, Inc.	3,847,489
12,533		MSCI, Inc., Class A	4,712,157
3,517		Marketaxess Holdings, Inc.	1,817,234
35,165		MetLife, Inc.	1,330,995
12,553		NASDAQ, Inc.	1,648,335
17,833		Northern Trust Corp.	1,397,216
36,514		Prudential Financial, Inc.	2,313,892
5,557		State Street Corp.	354,481
60,065		The Travelers Cos., Inc.	6,872,637
41,094		Zions Bancorporation, N.A.	1,334,322
		TOTAL	40,231,596
		Health Care—14.7%
5,393		Abbott Laboratories	542,751
15,510	[1]	Alexion Pharmaceuticals, Inc.	1,589,620
13,220	[1]	Allogene Therapeutics, Inc.	484,777
21,475		Amgen, Inc.	5,254,288
42,294	[1]	AnaptysBio, Inc.	759,600
3,511		Anthem, Inc.	961,312
10,896	[1]	Arvinas, Inc.	343,224
13,746	[1]	Biogen, Inc.	3,775,889
5,794	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	371,048
4,875		CIGNA Corp.	841,864
15,619		CVS Health Corp.	983,060
12,175	[1]	Constellation Pharmaceuticals, Inc.	327,386
761		Cooper Cos., Inc.	215,310
11,942	[1]	Davita, Inc.	1,043,611
12,300		Dentsply Sirona, Inc.	548,580
24,860		Eli Lilly & Co.	3,736,209
6,572		Gilead Sciences, Inc.	456,951
27,024	[1]	Hologic, Inc.	1,885,735
6,863		Humana, Inc.	2,693,384
5,623	[1]	IDEXX Laboratories, Inc.	2,236,548
10,787	[1]	Jazz Pharmaceuticals PLC.	1,167,693
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Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
21,860		Johnson & Johnson	$3,186,314
5,111	[1]	Kiniksa Pharmaceuticals Ltd.	99,767
17,448	[1,2]	Livongo Health, Inc.	2,220,258
40,449		Merck & Co., Inc.	3,245,628
1,140	[1]	Molina Healthcare, Inc.	210,558
37,635	[1]	Myriad Genetics, Inc.	454,254
10,820	[1]	NextCure, Inc.	96,514
16,307	[1]	SAGE Therapeutics, Inc.	743,110
6,497	[1]	United Therapeutics Corp.	724,221
528		UnitedHealth Group, Inc.	159,868
15,141	[1]	Vertex Pharmaceuticals, Inc.	4,118,352
17,111	[1]	Waters Corp.	3,647,210
26,259		Zoetis, Inc.	3,982,965
		TOTAL	53,107,859
		Industrials—8.1%
12,481		AGCO Corp.	819,128
18,699	[1]	Astronics Corp.	162,681
2,914		Brinks Co. (The)	129,236
28,412	[1]	CIRCOR International, Inc.	744,963
8,310		Curtiss Wright Corp.	740,587
14,768		Flowserve Corp.	411,584
63,132		Fluor Corp.	643,315
16,850		Hexcel Corp.	628,505
6,124		Hubbell, Inc.	826,556
9,617		Huntington Ingalls Industries, Inc.	1,670,569
418,872		KAR Auction Services, Inc.	6,337,533
7,589		Lockheed Martin Corp.	2,876,003
6,024		Masco Corp.	344,332
16,823		Republic Services, Inc.	1,467,807
11,956		SPX Corp.	502,152
179,048		Spirit AeroSystems Holdings, Inc., Class A	3,503,969
4,755		Textron, Inc.	166,140
3,166		TransUnion	283,579
29,251		Verisk Analytics, Inc.	5,519,956
1,937		W.W. Grainger, Inc.	661,544
12,821		Xylem, Inc.	935,677
		TOTAL	29,375,816
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Shares			Value
		COMMON STOCKS—continued
		Information Technology—27.2%
11,820	[1]	Adobe, Inc.	$5,251,862
12,822		Alliance Data Systems Corp.	568,784
8,643		Analog Devices, Inc.	992,649
23,374		Apple, Inc.	9,934,885
29,417		Applied Materials, Inc.	1,892,396
964	[1]	Arista Networks, Inc.	250,418
8,473	[1]	Autodesk, Inc.	2,003,271
5,427		Automatic Data Processing, Inc.	721,303
26,936		Booz Allen Hamilton Holding Corp.	2,202,287
8,092		Broadcom, Inc.	2,563,141
76,462	[1]	Cadence Design Systems, Inc.	8,353,474
24,778	[1]	Cirrus Logic, Inc.	1,698,036
1,177		Citrix Systems, Inc.	168,029
5,464		Cognizant Technology Solutions Corp.	373,300
12,774	[1]	Crowdstrike Holdings, Inc.	1,446,017
404,865		DXC Technology Co.	7,251,132
37,545	[1]	DocuSign, Inc.	8,140,882
35,888	[1]	Dynatrace Holdings LLC	1,501,195
3,537	[1]	FleetCor Technologies Inc.	914,562
6,311	[1]	Fortinet Inc.	872,811
2,558		Henry Jack & Associates, Inc.	456,091
35,311	[1]	Inphi Corp.	4,613,735
46,303		Intel Corp.	2,210,042
3,181		Intuit, Inc.	974,563
17,400	[1]	Keysight Technologies, Inc.	1,738,086
4,878		Leidos Holdings, Inc.	464,191
5,562		Mastercard, Inc.	1,716,044
45,610		Microsoft Corp.	9,350,506
7,153		NVIDIA Corp.	3,037,092
1,460	[1]	Okta, Inc.	322,631
10,749		Oracle Corp.	596,032
26,993		Paychex, Inc.	1,941,337
18,981	[1]	PayPal Holdings, Inc.	3,721,605
49,135		Plantronics, Inc.	982,209
47,231		Qualcomm, Inc.	4,988,066
104,452		Sabre Corp.	789,657
2,826	[1]	Semtech Corp.	157,493
9,888	[1]	Synopsys, Inc.	1,969,887
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Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
30,450		Xerox Holdings Corp.	$506,993
1,428		Xilinx, Inc.	153,296
468	[1]	Zoom Video Communications, Inc.	118,830
4,484	[1]	Zscaler, Inc.	582,247
		TOTAL	98,491,067
		Materials—2.2%
83,199	[1]	Alcoa Corp.	1,081,587
52,754	[1]	Allegheny Technologies, Inc.	458,432
5,404	[1]	Berry Global Group, Inc.	270,146
149,740		Chemours Co./The	2,774,682
44,257		Domtar, Corp.	928,954
2,213		Eastman Chemical Co.	165,156
5,939	[1]	Ingevity Corp.	347,313
2,939		Linde PLC	720,378
1,214		Martin Marietta Materials	251,517
8,212		PPG Industries, Inc.	884,022
		TOTAL	7,882,187
		Real Estate—3.1%
6,129		American Tower Corp.	1,602,060
8,174		Coresite Realty Corp.	1,054,855
2,094		Crown Castle International Corp.	349,070
1,975		Equity Residential Properties Trust	105,919
170,221	[2]	Macerich Co. (The)	1,298,786
17,806		SBA Communications, Corp.	5,547,281
27,290		SL Green Realty Corp.	1,268,985
		TOTAL	11,226,956
		Utilities—1.9%
13,357		Consolidated Edison Co.	1,026,218
47,068		Exelon Corp.	1,817,296
11,434		NiSource, Inc.	279,561
44,479		OGE Energy Corp.	1,463,359
2,553		Pinnacle West Capital Corp.	212,103
21,917		Public Service Enterprises Group, Inc.	1,226,037
53,804		Vistra Corp.	1,003,983
		TOTAL	7,028,557
		TOTAL COMMON STOCKS (IDENTIFIED COST $304,208,026)	356,508,989
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Shares		Value
	INVESTMENT COMPANIES—3.6%
7,296,777	Federated Hermes Government Obligations Fund, Premier Shares, 0.10%[3]	$7,296,777
5,676,078	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[3]	5,679,483
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $12,976,781)	12,976,260
	TOTAL INVESTMENT IN SECURITIES—102.0% (IDENTIFIED COST $317,184,807)[4]	369,485,249
	OTHER ASSETS AND LIABILITIES - NET—(2.0)%[5]	(7,092,899)
	TOTAL NET ASSETS—100%	$362,392,350
Annual Shareholder Report
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[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report
14

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2020, were as follows:
	Balance of Shares Held 7/31/2019	Purchases/ Additions*	Sales/ Reductions*
Consumer Discretionary:
Wingstop, Inc.	—	23,237	—
Health Care:
AnaptysBio, Inc.	—	42,294	—
Affiliated Issuers no longer in the portfolio at period end	—	2,706	(2,706)
TOTAL OF AFFILIATED TRANSACTIONS	—	68,237	(2,706)
Annual Shareholder Report
15

Balance of Shares Held 7/31/2020	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)*	Dividend Income*

23,237	$3,630,781	$786,286	$—	$2,285

42,294	$759,600	$(35,545)	$—	$—
—	$—	$—	$12,433	$—
65,531	$4,390,381	$750,741	$12,433	$2,285
*	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 7/31/2019	491,528	7,701,438	8,192,966
Purchases/Additions	65,245,765	115,156,178	180,401,943
Sales/Reductions	(58,440,516)	(117,181,538)	(175,622,054)
Balance of Shares Held 7/31/2020	7,296,777	5,676,078	12,972,855
Value	$7,296,777	$5,679,483	$12,976,260
Change in Unrealized Appreciation/Depreciation	N/A	$(521)	$(521)
Net Realized Gain/(Loss)	N/A	$2,184	$2,184
Dividend Income	$23,627	$63,183	$86,810
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $317,751,065.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Annual Shareholder Report
16

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2020, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.90	$30.01	$24.95	$21.77	$22.10
Income From Investment Operations:
Net investment income	0.13[1]	0.16[1]	0.09[1]	0.26	0.19[1]
Net realized and unrealized gain (loss)	2.69	1.81	5.08	3.11	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	2.82	1.97	5.17	3.37	(0.14)
Less Distributions:
Distributions from net investment income	(0.11)	(0.07)	(0.11)	(0.19)	(0.19)
Distributions from net realized gain	(0.84)	(2.01)	—	—	—
TOTAL DISTRIBUTIONS	(0.95)	(2.08)	(0.11)	(0.19)	(0.19)
Net Asset Value, End of Period	$31.77	$29.90	$30.01	$24.95	$21.77
Total Return[2]	9.66%	7.80%	20.78%	15.56%	(0.61)%
Ratios to Average Net Assets:
Net expenses[3]	1.04%	1.08%	1.36%	1.38%	1.35%
Net investment income	0.44%	0.57%	0.31%	0.69%	0.94%
Expense waiver/reimbursement[4]	0.20%	0.24%	0.00%[5]	0.00%[5]	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,301	$69,221	$40,539	$33,799	$33,753
Portfolio turnover	160%	87%	82%	77%	62%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.99	$28.37	$23.66	$20.66	$21.00
Income From Investment Operations:
Net investment income (loss)	(0.08)[1]	(0.05)[1]	(0.11)[1]	(0.19)	0.03[1]
Net realized and unrealized gain (loss)	2.50	1.68	4.82	3.23	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	2.42	1.63	4.71	3.04	(0.30)
Less Distributions:
Distributions from net investment income	—	—	—	(0.04)	(0.04)
Distributions from net realized gain	(0.84)	(2.01)	—	—	—
TOTAL DISTRIBUTIONS	(0.84)	(2.01)	—	(0.04)	(0.04)
Net Asset Value, End of Period	$29.57	$27.99	$28.37	$23.66	$20.66
Total Return[2]	8.86%	6.96%	19.91%	14.72%	(1.43)%
Ratios to Average Net Assets:
Net expenses[3]	1.79%	1.85%	2.09%	2.13%	2.14%
Net investment income (loss)	(0.31)%	(0.20)%	(0.41)%	(0.06)%	0.15%
Expense waiver/reimbursement[4]	0.21%	0.24%	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$31,030	$32,178	$39,625	$36,440	$36,846
Portfolio turnover	160%	87%	82%	77%	62%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.29	$30.37	$25.24	$22.02	$22.37
Income From Investment Operations:
Net investment income	0.22[1]	0.25[1]	0.16[1]	0.39	0.25[1]
Net realized and unrealized gain (loss)	2.74	1.81	5.16	3.09	(0.34)
TOTAL FROM INVESTMENT OPERATIONS	2.96	2.06	5.32	3.48	(0.09)
Less Distributions:
Distributions from net investment income	(0.19)	(0.13)	(0.19)	(0.26)	(0.26)
Distributions from net realized gain	(0.84)	(2.01)	—	—	—
TOTAL DISTRIBUTIONS	(1.03)	(2.14)	(0.19)	(0.26)	(0.26)
Net Asset Value, End of Period	$32.22	$30.29	$30.37	$25.24	$22.02
Total Return[2]	10.01%	8.08%	21.15%	15.90%	(0.34)%
Ratios to Average Net Assets:
Net expenses[3]	0.74%	0.78%	1.07%	1.08%	1.07%
Net investment income	0.73%	0.87%	0.57%	1.01%	1.22%
Expense waiver/reimbursement[4]	0.25%	0.29%	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$243,490	$215,799	$95,290	$52,169	$65,435
Portfolio turnover	160%	87%	82%	77%	62%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class R6 Shares1
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.75	$29.89	$24.85	$21.46	$21.80
Income From Investment Operations:
Net investment income	0.21[2]	0.23[2]	0.18[2]	0.21	0.10[2]
Net realized and unrealized gain (loss)	2.69	1.79	5.06	3.18	(0.33)
TOTAL FROM INVESTMENT OPERATIONS	2.90	2.02	5.24	3.39	(0.23)
Less Distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.20)	—	(0.11)
Distributions from net realized gain	(0.84)	(2.01)	—	—	—
TOTAL DISTRIBUTIONS	(1.03)	(2.16)	(0.20)	—	(0.11)
Net Asset Value, End of Period	$31.62	$29.75	$29.89	$24.85	$21.46
Total Return[3]	10.00%	8.08%	21.17%	15.80%	(1.05)%
Ratios to Average Net Assets:
Net expenses[4]	0.73%	0.81%	1.02%	1.07%	1.80%
Net investment income	0.75%	0.78%	0.65%	0.95%	0.49%
Expense waiver/reimbursement[5]	0.17%	0.18%	0.00%[6]	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,571	$9,183	$20,425	$17,363	$5,717
Portfolio turnover	160%	87%	82%	77%	62%
1	Prior to September 1, 2016, the Fund’s Class R6 Shares were designated as Class R Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
July 31, 2020
Assets:
Investment in securities, at value including $7,071,666 of securities loaned and $12,976,260 of investment in affiliated holdings* (identified cost $317,184,807)		$369,485,249
Income receivable		148,595
Income receivable from affiliated holdings*		1,223
Receivable for investments sold		745,012
Receivable for shares sold		501,589
TOTAL ASSETS		370,881,668
Liabilities:
Payable for investments purchased	$426,963
Payable for shares redeemed	544,952
Payable for collateral due to broker for securities lending	7,296,777
Payable for investment adviser fee (Note 5)	5,258
Payable for administrative fees (Note 5)	768
Payable for distribution services fee (Note 5)	19,634
Payable for other service fees (Notes 2 and 5)	26,394
Accrued expenses (Note 5)	168,572
TOTAL LIABILITIES		8,489,318
Net assets for 11,373,676 shares outstanding		$362,392,350
Net Assets Consist of:
Paid-in capital		$310,413,862
Total distributable earnings (loss)		51,978,488
TOTAL NET ASSETS		$362,392,350
Annual Shareholder Report
22

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($79,300,807 ÷ 2,496,434 shares outstanding), no par value, unlimited shares authorized	$31.77
Offering price per share (100/94.50 of $31.77)	$33.62
Redemption proceeds per share	$31.77
Class C Shares:
Net asset value per share ($31,030,373 ÷ 1,049,329 shares outstanding), no par value, unlimited shares authorized	$29.57
Offering price per share	$29.57
Redemption proceeds per share (99.00/100 of $29.57)	$29.27
Institutional Shares:
Net asset value per share ($243,489,953 ÷ 7,556,849 shares outstanding), no par value, unlimited shares authorized	$32.22
Offering price per share	$32.22
Redemption proceeds per share	$32.22
Class R6 Shares:
Net asset value per share ($8,571,217 ÷ 271,064 shares outstanding), no par value, unlimited shares authorized	$31.62
Offering price per share	$31.62
Redemption proceeds per share	$31.62
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Operations
Year Ended July 31, 2020
Investment Income:
Dividends (including $63,183 received from an affiliated holding* and net of foreign taxes withheld of $3,131)			$4,762,832
Net income on securities loaned (includes $23,627 earned from an affiliated holding* related to cash collateral balances*) (Note 2)			76,235
TOTAL INCOME			4,839,067
Expenses:
Investment adviser fee (Note 5)		$2,288,899
Administrative fee (Note 5)		258,696
Custodian fees		45,060
Transfer agent fee (Note 2)		347,224
Directors’/Trustees’ fees (Note 5)		3,142
Auditing fees		27,701
Legal fees		7,722
Portfolio accounting fees		116,894
Distribution services fee (Note 5)		232,902
Other service fees (Notes 2 and 5)		261,052
Share registration costs		87,026
Printing and postage		38,832
Miscellaneous (Note 5)		30,546
TOTAL EXPENSES		3,745,696
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(564,352)
Reimbursement of other operating expenses (Notes 2 and 5)	(200,652)
TOTAL REIMBURSEMENTS		(765,004)
Net expenses			2,980,692
Net investment income			1,858,375
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $2,184 on sales of investments in an affiliated holding*)			3,253,617
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(521) on investments in an affiliated holding*)			24,231,474
Net realized and unrealized gain on investments			27,485,091
Change in net assets resulting from operations			$29,343,466
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets
Year Ended July 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,858,375	$1,799,509
Net realized gain	3,253,617	12,196,355
Net change in unrealized appreciation/depreciation	24,231,474	7,975,426
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,343,466	21,971,290
Distributions to Shareholders:
Class A Shares	(2,420,345)	(3,882,027)
Class C Shares	(981,926)	(1,891,738)
Institutional Shares	(7,530,512)	(12,178,410)
Class R6 Shares	(293,094)	(604,361)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,225,877)	(18,556,536)
Share Transactions:
Proceeds from sale of shares	138,101,946	256,926,172
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor All Cap Fund	4,799,602	—
Net asset value of shares issued to shareholders in payment of distributions declared	10,177,441	17,409,881
Cost of shares redeemed	(135,185,593)	(147,248,399)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	17,893,396	127,087,654
Change in net assets	36,010,985	130,502,408
Net Assets:
Beginning of period	326,381,365	195,878,957
End of period	$362,392,350	$326,381,365
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
July 31, 2020
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund’s T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor All Cap Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, the assets received and the shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.707 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.692 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 0.714 shares of the Fund’s Institutional Shares.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
158,091	$4,799,602	$481,958	$334,525,804	$339,325,406
1	Unrealized Depreciation is included in the Net Assets Received amount shown above.
Annual Shareholder Report
26

Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$1,879,088
Net realized and unrealized gain on investments	$27,688,497
Net increase in net assets resulting from operations	$29,567,585
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets as of July 31, 2020.
Prior to June 29, 2020, the name of the Trust and Fund were Federated MDT Series and Federated MDT All Cap Core Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund
Annual Shareholder Report
27

uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred
Annual Shareholder Report
28

securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $765,004 is disclosed in Note 2 and Note 5. For the year ended July 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$78,456	$(20,385)
Class C Shares	35,582	(11,017)
Institutional Shares	231,607	(169,250)
Class R6 Shares	1,579	—
TOTAL	$347,224	$(200,652)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$183,418
Class C Shares	77,634
TOTAL	$261,052
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is
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determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$7,071,666	$7,296,777
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	690,025	$19,860,088	1,197,944	$35,149,177
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor All Cap Fund	69,799	2,108,622	—	—
Shares issued to shareholders in payment of distributions declared	75,909	2,245,758	143,909	3,662,745
Shares redeemed	(654,712)	(18,099,902)	(377,081)	(10,640,181)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	181,021	$6,114,566	964,772	$28,171,741

Year Ended July 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	229,788	$6,229,160	486,557	$12,740,476
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor All Cap Fund	5,925	167,267	—	—
Shares issued to shareholders in payment of distributions declared	32,298	888,524	73,190	1,749,965
Shares redeemed	(368,127)	(9,700,529)	(806,777)	(22,501,025)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(100,116)	$(2,415,578)	(247,030)	$(8,010,584)

Year Ended July 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,765,883	$109,245,509	6,734,928	$195,716,816
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor All Cap Fund	82,367	2,523,713	—	—
Shares issued to shareholders in payment of distributions declared	227,539	6,839,149	442,206	11,395,972
Shares redeemed	(3,642,257)	(103,350,480)	(3,191,121)	(90,332,398)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	433,532	$15,257,891	3,986,013	$116,780,390
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Year Ended July 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	96,159	$2,767,189	448,233	$13,319,703
Shares issued to shareholders in payment of distributions declared	6,915	204,010	23,752	601,199
Shares redeemed	(140,698)	(4,034,682)	(846,550)	(23,774,795)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(37,624)	$(1,063,483)	(374,565)	$(9,853,893)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	476,813	$17,893,396	4,329,190	$127,087,654
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds, distributions required for excise tax purposes and the capital loss carry forward and wash sale loss deferral tax attributes received from the Acquired Fund. For the year ended July 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(4,866,441)	$4,866,441
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$5,661,147	$6,315,404
Long-term capital gains	$5,564,730	$12,241,132
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,133,711
Net unrealized appreciation	$51,734,184
Capital loss deferrals	$(889,407)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
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At July 31, 2020, the cost of investments for federal tax purposes was $317,751,065. The net unrealized appreciation of investments for federal tax purposes was $51,734,184. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $60,646,206 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,912,022.
Under current tax rules, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2020, for federal income tax purposes, post October losses of $889,407 were deferred to August 1, 2020.
The Fund used capital loss carryforwards of $199,858 to offset capital gains realized during the year ended July 31, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund’s average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2020, the Adviser voluntarily waived $557,706 of its fee and voluntarily reimbursed $200,652 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2020, the Adviser reimbursed $6,646.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$232,902
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2020, FSC retained $51,320 of fees paid by the Fund. For the year ended July 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2020, FSSC received $4,297 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2020, FSC retained $18,598 in sales charges from the sale of Class A Shares. FSC also retained $5,780 and $5,306 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses, excluding interest expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares Institutional Shares and R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.79%, 0.74% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the
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Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2020, were as follows:
Purchases	$523,699,303
Sales	$514,229,396
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2020, the Fund had no outstanding loans. During the year ended July 31, 2020, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2020, there were no outstanding loans. During the year ended July 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2020, the amount of long-term capital gains designated by the Fund was $5,564,730.
For the fiscal year ended July 31, 2020, 31.01% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2020, 31.01% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT ALL CAP CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT All Cap Core Fund (formerly, Federated MDT All Cap Core Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (formerly, Federated MDT Series) (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated Hermes MDT Series) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 22, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,052.00	$5.31
Class C Shares	$1,000	$1,047.80	$9.11
Institutional Shares	$1,000	$1,053.60	$3.78
Class R6 Shares	$1,000	$1,053.60	$3.73
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.70	$5.22
Class C Shares	$1,000	$1,016.00	$8.97
Institutional Shares	$1,000	$1,021.20	$3.72
Class R6 Shares	$1,000	$1,021.20	$3.67
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class C Shares	1.79%
Institutional Shares	0.74%
Class R6 Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, and Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2020
Federated MDT All Cap Core Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT ALL CAP CORE FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Expense Peer Group.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
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Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for
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purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any
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applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes MDT All Cap Core Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
58

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
59

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes MDT All Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2020
Share Class | Ticker	A | QABGX	C | QCBGX	Institutional | QIBGX	R6 | QKBGX

Federated Hermes MDT Balanced Fund
(formerly, Federated MDT Balanced Fund)
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
(formerly, Federated MDT Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT Balanced Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2019 through July 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Balanced Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2020, was 9.08% for Class A Shares, 8.25% for Class C Shares, 9.33% for Institutional Shares and 9.26% for Class R6 Shares. Over the same period, the Fund’s custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the Standard & Poor’s 500 Index (S&P 500),2 and the Bloomberg Barclays U.S. Aggregate Bond Index (BAB),3 returned 11.84%. The total return of the Morningstar Allocation 50% - 70% Equity Category Average (MA50-70),4 a peer group average for the Fund, was 5.43% during the period. The Fund’s and the MA50-70’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund’s investment strategy focused on security selection within the domestic equity and Real Estate Investment Trust (REIT) segments of the portfolio, sector allocation within the fixed-income segment of the portfolio, and overall asset allocation. These were the most significant factors affecting the Fund’s performance relative to the Blended Index during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MArket Overview
The twelve months of this reporting period, culminating with the COVID-19 pandemic, saw huge volatility in the domestic market. Despite the dramatic decline and recovery in the first half of 2020, the whole market Russell 3000® Index5 was up 10.93% for the full period. However, looking more deeply at the subindexes revealed the wildness of the market. Large caps dominated small caps:6 the mega-cap Russell Top 200® Index7 returned 15.84%, while the Russell Midcap® Index8 returned 2.04% and the small-cap Russell 2000® Index9 returned -5.57%. In addition, once again, growth dominated value: the Russell 3000® Growth Index10 returned 28.24% while the Russell 3000® Value Index11 returned -6.67%.
International equities12 in developed markets underperformed the domestic equity market during the reporting period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index13 returning -1.67%. Emerging market14 equity results were modestly better, with the MSCI Emerging Markets Index15 returning 6.55%.
Interest rates decreased across the maturity spectrum during the period, while investment-grade credit spreads, despite some significant volatility, finished roughly flat leading to a positive result for the BAB, which returned 10.12%.16
Annual Shareholder Report

EQUITIES
Domestic equity investments finished ahead of their benchmark, the Russell 3000® Index, during the period. Investments in the Information Technology, Industrials and Energy sectors were the most significant positive factors, while investments in the Healthcare and Consumer Discretionary sectors were the most significant negative contributors to relative results.
FIXED INCOME
During the reporting period, the fixed-income portion of the portfolio outperformed the BAB. Sector allocation made the most significant positive contribution to relative performance with security selection also contributing. An overweight relative position in Treasury Inflation Protected Securities also contributed positively late in the period.
ASSET ALLOCATION
Although the performance differential between equities and fixed income was marginal over the entire period, a larger overweight to equities during the volatile period early in 2020 and smaller relative overweight to equities during the rapid recovery in the second quarter of the year hurt Fund performance.
REITS
REIT investments finished ahead of their benchmark, the MSCI US REIT Index,17 during the reporting period. An overweight position in shares of companies in the Industrial sector and underweight position in shares of companies in the Retail sector were the most significant positive factors in the Fund’s relative results.
1	The Fund’s Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it is more reflective of the Fund’s balanced investment style.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500 Index, one of the Fund’s broad-based securities market indices. The S&P 500’s return for the 12-month reporting period was 11.96%.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAB, one of the Fund’s broad-based securities market indices. The BAB’s return for the 12-month reporting period was 10.12%.
4	Please see the footnotes to the line graphs below for definitions of, and further information about, the MA50-70.
5	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
Annual Shareholder Report

7	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
8	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
9	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
10	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
11	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
12	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
13	The MSCI US EAFE Index measures international equity performance. It comprises 22 MSCI country indices, representing the developed markets outside of North America.*
14	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
15	The MSCI Emerging Markets Index is an unmanaged index consisting of 21 emerging market countries.*
16	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
17	The MSCI REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Balanced Fund from July 31, 2010 to July 31, 2020, compared to the Standard and Poor’s 500 Index (S&P 500),2 the Bloomberg Barclays U.S. Aggregate Bond Index (BAB),3 60% S&P 500/40% BAB (Blended Index) and the Morningstar Allocation-50% to 70% Equity Funds Average (MA50-70).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2020
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Periods Ended 7/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	3.07%	5.71%	8.10%
Class C Shares	7.25%	6.12%	7.90%
Institutional Shares	9.33%	7.19%	8.98%
Class R6 Shares[5]	9.26%	7.07%	8.58%
S&P 500	11.96%	11.49%	13.84%
BAB	10.12%	4.47%	3.87%
Blended Index	11.84%	8.93%	10.01%
MA50-70	5.43%	5.81%	7.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BAB and MA50-70 have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S& P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.
3	The BAB Index, a broad-based securities market index of the Fund, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.
Annual Shareholder Report

4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At July 31, 2020, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	54.6%
Corporate Debt Securities	15.2%
International Equity Securities (including International Exchange-Traded Funds)	8.0%
Federated Mortgage Core Portfolio	6.9%
High Yield Bond Portfolio	2.3%
Emerging Markets Core Fund	1.9%
Commercial Mortgage-Backed Securities	1.8%
Federated Bank Loan Core Fund	1.6%
Project and Trade Finance Core Fund	1.5%
U.S. Treasury Securities[2]	1.0%
Municipal Bonds	0.6%
Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.5%
Government Agency	0.2%
Collateralized Mortgage Obligations	0.0%[3]
Securities Lending Collateral[4]	0.9%
Derivative Contracts[5]	0.0%[3]
Cash Equivalents[6]	3.3%
Other Assets and Liabilities—Net[7]	(0.8)%
TOTAL	100.0%
1	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually in the table.
2	Includes U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

At July 31, 2020, the Fund’s sector composition8 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	26.2%
Health Care	14.6%
Consumer Discretionary	12.0%
Financials	10.9%
Communication Services	9.3%
Industrials	8.2%
Consumer Staples	7.3%
Real Estate	5.1%
Materials	2.6%
Utilities	2.0%
Energy	1.8%
TOTAL	100.0%
8	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
July 31, 2020
Shares or Principal Amount			Value
		COMMON STOCKS—55.1%
		Communication Services—5.2%
4,243		Activision Blizzard, Inc.	$350,599
2,376	[1]	Alphabet, Inc., Class A	3,535,369
429		Cable One, Inc.	781,878
21,112	[1]	Cars.com, Inc.	171,429
6,754		CenturyLink, Inc.	65,176
14,105		Cogent Communications Holdings, Inc.	1,271,002
1,550	[1]	Facebook, Inc.	393,189
28,128	[1]	MSG Networks, Inc.	268,060
5,694		Meredith Corp.	81,766
942	[1]	Netflix, Inc.	460,525
18,917	[1]	TripAdvisor, Inc.	382,691
14,027		Verizon Communications, Inc.	806,272
		TOTAL	8,567,956
		Consumer Discretionary—6.6%
1,029	[1]	Amazon.com, Inc.	3,256,456
3,994	[1]	American Axle & Manufacturing Holdings, Inc.	28,198
214	[1]	AutoZone, Inc.	258,388
5,653	[1]	Cooper-Standard Holding, Inc.	60,544
860		Dollar General Corp.	163,744
4,465		Domino’s Pizza, Inc.	1,726,214
11,226		eBay, Inc.	620,573
1,947	[1]	Etsy, Inc.	230,486
24,635		Ford Motor Co.	162,837
2,558	[1]	G-III Apparel Group Ltd.	25,298
1,931		Garmin Ltd.	190,377
15,297		Goodyear Tire & Rubber Co.	137,826
3,583		Home Depot, Inc.	951,251
6,086		Lowe’s Cos., Inc.	906,266
122	[1]	Lululemon Athletica, Inc.	39,722
74,144	[2]	Macy’s, Inc.	449,313
1,007		McDonald’s Corp.	195,640
2,445	[1]	Mohawk Industries, Inc.	195,233
431	[1]	O’Reilly Automotive, Inc.	205,751
160	[1]	Ulta Beauty, Inc.	30,878
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
933	[1,2]	Wayfair, Inc.	$248,262
5,695		Wingstop, Inc.	889,844
581		Yum! Brands, Inc.	52,900
		TOTAL	11,026,001
		Consumer Staples—4.0%
6,096	[1]	BJ’s Wholesale Club Holdings, Inc.	244,145
6,046		Church and Dwight, Inc.	582,411
3,924		Clorox Co.	928,065
26,545		Colgate-Palmolive Co.	2,049,274
1,430		Hershey Foods Corp.	207,936
10,598		Kimberly-Clark Corp.	1,611,320
5,398		PepsiCo, Inc.	743,089
1,773		Procter & Gamble Co.	232,476
		TOTAL	6,598,716
		Energy—1.0%
3,965		Arch Resources, Inc.	122,994
3,619		Cimarex Energy Co.	88,521
5,090		Concho Resources, Inc.	267,429
18,106	[1,2]	Continental Resources, Inc.	313,053
6,263		Devon Energy Corp.	65,699
2,004		EOG Resources, Inc.	93,887
6,773		Helmerich & Payne, Inc.	120,763
21,158		Marathon Oil Corp.	116,157
15,207		PBF Energy, Inc.	131,997
18,653		Peabody Energy Corp.	58,197
3,652		Phillips 66	226,497
1,097		Valero Energy Corp.	61,684
		TOTAL	1,666,878
		Financials—6.0%
5,354		Aflac, Inc.	190,442
649		Alleghany Corp.	338,986
10,929		Allstate Corp.	1,031,588
339		Ameriprise Financial, Inc.	52,081
992	[1]	Arch Capital Group Ltd.	30,504
2,285		Bank of New York Mellon Corp.	81,917
109		BlackRock, Inc.	62,676
10,600		Blackstone Mortgage Trust, Inc.	255,142
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
13,355		Cincinnati Financial Corp.	$1,040,755
295		Everest Re Group Ltd.	64,543
1,122		Globe Life, Inc.	89,311
17,749		Huntington Bancshares, Inc.	164,533
9,270		Intercontinental Exchange, Inc.	897,151
3,042		MSCI, Inc., Class A	1,143,731
1,320		Marketaxess Holdings, Inc.	682,044
1,975		MetLife, Inc.	74,754
4,729		NASDAQ, Inc.	620,965
2,617		Northern Trust Corp.	205,042
5,529		Prudential Financial, Inc.	350,373
1,761		Reinsurance Group of America	150,125
917		Selective Insurance Group, Inc.	49,830
1,311		State Street Corp.	83,629
18,817		The Travelers Cos., Inc.	2,153,041
6,265		Zions Bancorporation, N.A.	203,424
		TOTAL	10,016,587
		Health Care—8.0%
803		Abbott Laboratories	80,814
575		AbbVie, Inc.	54,573
1,997	[1]	Alexion Pharmaceuticals, Inc.	204,673
2,138	[1]	Allogene Therapeutics, Inc.	78,400
3,941		Amgen, Inc.	964,244
11,533	[1]	AnaptysBio, Inc.	207,133
906		Anthem, Inc.	248,063
1,623	[1]	Arcus Biosciences, Inc.	31,941
3,231	[1]	Biogen, Inc.	887,523
1,819	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	116,489
1,247		CIGNA Corp.	215,344
3,813		CVS Health Corp.	239,990
361		Cerner Corp.	25,071
15,524	[1,2]	Community Health Systems, Inc.	77,310
2,172	[1]	Constellation Pharmaceuticals, Inc.	58,405
198		Cooper Cos., Inc.	56,020
3,489	[1]	Davita, Inc.	304,904
2,758		Dentsply Sirona, Inc.	123,007
5,319		Eli Lilly & Co.	799,392
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
474	[1]	Emergent BioSolutions, Inc.	$52,728
2,364		Gilead Sciences, Inc.	164,369
477	[1]	Henry Schein, Inc.	32,784
11,295	[1]	Hologic, Inc.	788,165
1,276		Humana, Inc.	500,766
1,377	[1]	IDEXX Laboratories, Inc.	547,702
2,525	[1]	Jazz Pharmaceuticals PLC	273,331
7,106		Johnson & Johnson	1,035,771
4,351	[1,2]	Livongo Health, Inc.	553,665
372		Medtronic PLC	35,891
13,595		Merck & Co., Inc.	1,090,863
413	[1]	Molina Healthcare, Inc.	76,281
7,854	[1]	Myriad Genetics, Inc.	94,798
2,796		Pfizer, Inc.	107,590
6,969	[1]	SAGE Therapeutics, Inc.	317,577
229	[1]	United Therapeutics Corp.	25,527
481		UnitedHealth Group, Inc.	145,637
275		Universal Health Services, Inc., Class B	30,222
3,623	[1]	Vertex Pharmaceuticals, Inc.	985,456
3,469	[1]	Waters Corp.	739,417
6,704		Zoetis, Inc.	1,016,863
		TOTAL	13,388,699
		Industrials—4.5%
2,875		AGCO Corp.	188,686
1,328	[1]	Atlas Air Worldwide Holdings, Inc.	69,162
978		Brinks Co. (The)	43,374
7,124	[1]	CIRCOR International, Inc.	186,791
869		Curtiss Wright Corp.	77,445
1,162		Deluxe Corp.	32,803
2,437		Flowserve Corp.	67,919
19,553		Fluor Corp.	199,245
3,828		Hexcel Corp.	142,784
1,756		Hubbell, Inc.	237,007
1,536		Huntington Ingalls Industries, Inc.	266,819
118,888		KAR Auction Services, Inc.	1,798,776
1,586		Lockheed Martin Corp.	601,047
4,178		Masco Corp.	238,815
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Industrials—continued
10,000		Pitney Bowes, Inc.	$33,400
3,596		Republic Services, Inc.	313,751
7,730	[1]	SPX Corp.	324,660
43,219		Spirit AeroSystems Holdings, Inc., Class A	845,796
1,133		TransUnion	101,483
6,644		Verisk Analytics, Inc.	1,253,789
447		W.W. Grainger, Inc.	152,664
4,590		Xylem, Inc.	334,978
		TOTAL	7,511,194
		Information Technology—14.4%
3,302	[1]	Adobe, Inc.	1,467,145
1,827		Alliance Data Systems Corp.	81,046
757		Analog Devices, Inc.	86,941
6,124		Apple, Inc.	2,602,945
6,309		Applied Materials, Inc.	405,858
1,534	[1]	Autodesk, Inc.	362,684
6,808		Booz Allen Hamilton Holding Corp.	556,622
1,401		Broadcom, Inc.	443,767
18,281	[1]	Cadence Design Systems, Inc.	1,997,199
4,701	[1]	Cirrus Logic, Inc.	322,160
570		Citrix Systems, Inc.	81,373
2,144		Cognizant Technology Solutions Corp.	146,478
134	[1]	Coupa Software, Inc.	41,064
3,449	[1]	Crowdstrike Holdings, Inc.	390,427
110,250		DXC Technology Co.	1,974,577
9,157	[1]	DocuSign, Inc.	1,985,512
12,780	[1]	Dynatrace Holdings LLC	534,587
247	[1]	FleetCor Technologies, Inc.	63,867
2,216	[1]	Fortinet, Inc.	306,473
395		Henry Jack & Associates, Inc.	70,428
9,407	[1]	Inphi Corp.	1,229,119
9,807		Intel Corp.	468,088
302		Intuit, Inc.	92,524
2,469	[1]	Keysight Technologies, Inc.	246,628
3,271		Mastercard, Inc.	1,009,202
11,281		Microsoft Corp.	2,312,718
151		Monolithic Power Systems	40,017
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—continued
1,522		NVIDIA Corp.	$646,226
688	[1]	Okta, Inc.	152,034
1,795		Oracle Corp.	99,533
11,674		Paychex, Inc.	839,594
2,944	[1]	PayPal Holdings, Inc.	577,230
12,572		Plantronics, Inc.	251,314
9,835		Qualcomm, Inc.	1,038,674
41,560		Sabre Corp.	314,194
943	[1]	Semtech Corp.	52,553
131	[1]	ServiceNow, Inc.	57,535
1,262	[1]	Synopsys, Inc.	251,416
8,203		Vishay Intertechnology, Inc.	128,705
4,987		Western Union Co.	121,084
9,197		Xerox Holdings Corp.	153,130
390	[1]	Zscaler, Inc.	50,642
		TOTAL	24,053,313
		Materials—1.5%
20,604	[1]	Alcoa Corp.	267,852
20,255	[1]	Allegheny Technologies, Inc.	176,016
2,659	[1]	Berry Global Group, Inc.	132,923
47,282		Chemours Co./The	876,135
1,158	[1]	Crown Holdings, Inc.	82,890
11,320		Domtar, Corp.	237,607
209		Linde PLC	51,228
316		Martin Marietta Materials	65,469
2,929		PPG Industries, Inc.	315,307
983		Scotts Miracle-Gro Co.	155,874
155		Sherwin-Williams Co.	100,428
		TOTAL	2,461,729
		Real Estate—2.8%
1,500		Alexandria Real Estate Equities, Inc.	266,325
12,900		American Homes 4 Rent	374,100
1,550		American Tower Corp.	405,155
9,200		Americold Realty Trust	371,220
4,000		Community Healthcare Trust, Inc.	182,920
20,000		DiamondRock Hospitality Co.	92,400
405		Equinix, Inc.	318,119
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Real Estate—continued
4,350		Equity Lifestyle Properties, Inc.	$297,192
11,000		Host Hotels & Resorts, Inc.	118,580
11,800		Invitation Homes, Inc.	351,876
2,900		ProLogis, Inc.	305,718
2,685	[1]	Redfin Corp.	111,642
6,700		Rexford Industrial Realty, Inc.	314,431
2,300		Sun Communities, Inc.	344,839
12,500		Sunstone Hotel Investors, Inc.	93,500
4,750		Terreno Realty Corp.	288,610
7,200		VICI Properties, Inc.	156,312
10,500		Weyerhaeuser Co.	292,005
		TOTAL	4,684,944
		Utilities—1.1%
2,781		Consolidated Edison Co.	213,664
2,108		Evergy, Inc.	136,662
15,792		Exelon Corp.	609,729
277		NextEra Energy, Inc.	77,754
19,281		OGE Energy Corp.	634,345
1,915		Public Service Enterprises Group, Inc.	107,125
		TOTAL	1,779,279
		TOTAL COMMON STOCKS (IDENTIFIED COST $77,903,684)	91,755,296
		ASSET-BACKED SECURITIES—0.5%
		Auto Receivables—0.2%
$400,000		Toyota Auto Receivables Owner Trust 2020-B, Class A4, 1.660%, 9/15/2025	409,004
		Equipment Lease—0.3%
500,000		HPEFS Equipment Trust 2020-2A, Class C, 2.000%, 7/22/2030	501,845
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $899,854)	910,849
		COLLATERALIZED MORTGAGE OBLIGATIONS—0.0%
243	[3]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.294%, 3/25/2031	233
528		Federal Home Loan Mortgage Corp. REMIC, Series 1311, Class K, 7.000%, 7/15/2022	554
612		Federal Home Loan Mortgage Corp. REMIC, Series 1384, Class D, 7.000%, 9/15/2022	643
3,144		Federal Home Loan Mortgage Corp. REMIC, Series 2497, Class JH, 6.000%, 9/15/2032	3,587
Annual Shareholder Report

Shares or Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
$2,035	[4]	Federal National Mortgage Association REMIC, Series 1993-113, Class SB, 9.749% (10-year Constant Maturity Treasury +48.285%), Maximum Rate 9.749%, 7/25/2023	$2,178
715		Federal National Mortgage Association REMIC, Series 2003-35, Class UC, 3.750%, 5/25/2033	756
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,539)	7,951
		COMMERCIAL MORTGAGE-BACKED SECURITIES—1.8%
		Commercial Mortgage—1.8%
190,000		Bank, Class A4, 3.488%, 11/15/2050	215,808
200,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 4/10/2046	206,087
70,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 5/15/2045	72,347
125,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 5/15/2045	112,254
200,000		Commercial Mortgage Trust 2013-CR8, Class B, 3.951%, 6/10/2046	205,770
200,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	214,368
300,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	320,478
200,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.619%, 11/25/2045	209,329
63,614		Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A1, 2.263%, 4/25/2025	65,937
398,700		Federal Home Loan Mortgage Corp. REMIC, Series K106, Class A1, 1.783%, 5/25/2029	422,008
6,075		Federal Home Loan Mortgage Corp. REMIC, Series K504, Class A2, 2.566%, 9/25/2020	6,078
350,000		Federal Home Loan Mortgage Corp. REMIC, Series K737, Class A2, 2.530%, 10/25/2026	384,548
100,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 5/10/2045	103,054
200,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	220,244
50,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.693%, 3/15/2050	56,886
100,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	101,721
25,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class B, 4.697%, 4/15/2045	25,691
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,840,631)	2,942,608
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—15.2%
		Basic Industry - Chemicals—0.0%
$10,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 3.766%, 11/15/2020	$10,095
10,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	13,335
		TOTAL	23,430
		Basic Industry - Metals & Mining—0.2%
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	17,850
62,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	63,715
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	41,296
100,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	107,834
20,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	29,480
		TOTAL	260,175
		Basic Industry - Paper—0.0%
10,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.250%, 3/15/2023	10,567
		Capital Goods - Aerospace & Defense—0.5%
275,000		Boeing Co., Sr. Unsecd. Note, 4.875%, 5/1/2025	297,324
11,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	11,041
110,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 144A, 3.844%, 5/1/2025	122,324
170,000		Leidos, Inc., Unsecd. Note, 144A, 3.625%, 5/15/2025	188,379
10,000		Raytheon Technologies Corp., Sr. Unsecd. Note, 144A, 3.100%, 11/15/2021	10,251
15,000		Spirit AeroSystems, Inc., Sr. Unsecd. Note, 4.600%, 6/15/2028	11,747
40,000	[4]	Textron Financial Corp., Jr. Sub. Note, 144A, 2.127% (3-month USLIBOR +1.735%), 2/15/2042	26,468
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	54,494
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	53,882
		TOTAL	775,910
		Capital Goods - Building Materials—0.2%
200,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	212,914
80,000		Masco Corp., Sr. Unsecd. Note, 4.375%, 4/1/2026	93,784
		TOTAL	306,698
		Capital Goods - Construction Machinery—0.0%
10,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	10,512
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Capital Goods - Diversified Manufacturing—0.2%
$30,000	General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.100%, 1/9/2023	$31,648
60,000	Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	60,784
175,000	Roper Technologies, Inc., Sr. Unsecd. Note, 2.000%, 6/30/2030	182,804
15,000	Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	15,949
	TOTAL	291,185
	Communications - Cable & Satellite—0.1%
145,000	Comcast Corp., Sr. Unsecd. Note, 2.800%, 1/15/2051	158,191
15,000	Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	18,795
10,000	Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	13,004
	TOTAL	189,990
	Communications - Media & Entertainment—0.3%
30,000	Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 1/31/2046	39,693
20,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	21,099
400,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.750%, 5/15/2025	460,956
	TOTAL	521,748
	Communications - Telecom Wireless—0.7%
400,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.250%, 1/15/2051	449,918
150,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 6/15/2026	171,530
200,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.250%, 9/17/2050	247,822
200,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.875%, 6/19/2049	264,811
	TOTAL	1,134,081
	Communications - Telecom Wirelines—0.5%
300,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	328,790
5,000	AT&T, Inc., Sr. Unsecd. Note, 4.500%, 5/15/2035	6,024
10,000	AT&T, Inc., Sr. Unsecd. Note, 5.250%, 3/1/2037	12,927
10,000	AT&T, Inc., Sr. Unsecd. Note, 5.700%, 3/1/2057	14,510
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	204,584
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.150%, 3/22/2030	103,519
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	100,940
25,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.250%, 3/16/2037	35,299
	TOTAL	806,593
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—0.2%
$10,000	DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	$15,466
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	200,750
160,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.200%, 7/6/2021	162,645
10,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	10,670
	TOTAL	389,531
	Consumer Cyclical - Leisure—0.0%
66,707	Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	67,045
	Consumer Cyclical - Lodging—0.0%
20,000	American Campus Communities Operating Partnership LP, Sr. Unsecd. Note, 4.125%, 7/1/2024	21,283
30,000	Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	30,258
	TOTAL	51,541
	Consumer Cyclical - Retailers—0.4%
50,000	Advance Auto Parts, Inc., 4.500%, 12/1/2023	55,218
170,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	197,326
250,000	AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	276,121
15,000	CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	16,149
15,000	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	17,058
10,000	O’Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	10,083
10,000	WalMart Inc., Sr. Unsecd. Note, 5.625%, 4/1/2040	15,582
	TOTAL	587,537
	Consumer Cyclical - Services—0.3%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 2.800%, 6/6/2023	212,908
125,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.800%, 12/5/2024	141,958
25,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 4.300%, 6/1/2021	25,776
15,000	Expedia Group, Inc., Sr. Unsecd. Note, Series WI, 3.250%, 2/15/2030	14,204
65,000	Expedia, Inc., Company Guarantee, 5.950%, 8/15/2020	65,052
10,000	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	16,645
70,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	79,001
15,000	Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	20,046
	TOTAL	575,590
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—1.0%
$30,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	$36,904
85,000	Campbell Soup Co., Sr. Unsecd. Note, 2.375%, 4/24/2030	90,212
300,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	335,223
140,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	151,393
80,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	115,788
270,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	310,735
200,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	210,537
15,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	17,131
50,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	58,544
295,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.625%, 3/19/2050	385,571
	TOTAL	1,712,038
	Consumer Non-Cyclical - Health Care—0.2%
135,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	147,979
15,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	15,743
180,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	197,314
10,000	Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 8/23/2022	10,567
	TOTAL	371,603
	Consumer Non-Cyclical - Pharmaceuticals—0.5%
500,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 4.250%, 11/21/2049	642,039
15,000	Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	20,095
10,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.125%, 6/15/2039	13,391
15,000	Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	18,747
165,000	Zoetis, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2050	187,528
	TOTAL	881,800
	Consumer Non-Cyclical - Supermarkets—0.0%
10,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	13,096
	Energy - Independent—0.3%
250,000	Canadian Natural Resources Ltd., 3.900%, 2/1/2025	273,194
125,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	127,565
20,000	EQT Corp., Sr. Unsecd. Note, 3.900%, 10/1/2027	18,892
	TOTAL	419,651
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Energy - Integrated—0.7%
$135,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	$150,665
20,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.224%, 4/14/2024	21,661
300,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.937%, 9/21/2028	353,744
5,000	ConocoPhillips, Company Guarantee, 6.500%, 2/1/2039	7,844
270,000	Exxon Mobil Corp., Sr. Unsecd. Note, 2.992%, 3/19/2025	297,349
75,000	Husky Energy, Inc., 4.000%, 4/15/2024	78,790
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	252,628
	TOTAL	1,162,681
	Energy - Midstream—0.5%
20,000	Energy Transfer Operating, Sr. Unsecd. Note, 5.500%, 6/1/2027	22,069
115,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	121,233
75,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	80,339
10,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	10,438
170,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	193,947
20,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	27,899
40,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	43,736
5,000	MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	5,332
225,000	MPLX LP, Sr. Unsecd. Note, 5.500%, 2/15/2049	269,922
20,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	20,464
10,000	Western Gas Partners LP, Sr. Unsecd. Note, 4.750%, 8/15/2028	10,123
30,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	30,028
	TOTAL	835,530
	Energy - Oil Field Services—0.0%
15,000	Nabors Industries, Inc., Company Guarantee, 5.000%, 9/15/2020	14,942
	Energy - Refining—0.1%
15,000	HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	16,480
15,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	16,819
10,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	13,099
25,000	Tesoro Corp., Sr. Unsecd. Note, 5.375%, 10/1/2022	24,854
15,000	Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	17,416
	TOTAL	88,668
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—2.7%
$74,000		American Express Co., 2.650%, 12/2/2022	$77,688
250,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 5/5/2021	253,332
300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 4/19/2026	340,464
250,000	[4]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 0.946% (3-month USLIBOR +0.650%), 10/1/2021	250,280
10,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.499%, 5/17/2022	10,235
100,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.000%, 5/13/2021	103,629
200,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	224,120
15,000		Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	16,825
15,000		Bank of America Corp., Sub., Series MTN, 4.450%, 3/3/2026	17,344
20,000		Bank of New York Mellon, N.A., 3.400%, 5/15/2024	22,130
200,000		Citigroup, Inc., Sr. Unsecd. Note, 2.700%, 3/30/2021	203,153
40,000		Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	41,744
15,000		Citigroup, Inc., Sr. Unsecd. Note, 3.142%, 1/24/2023	15,532
250,000		Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	278,459
170,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	190,542
15,000		Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	17,483
25,000		City National Corp., Sr. Unsecd. Note, 5.250%, 9/15/2020	25,143
30,000		Comerica, Inc., 3.800%, 7/22/2026	32,772
75,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	82,354
40,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.200%, 2/23/2023	42,555
275,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 1/22/2023	295,440
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	236,274
10,000	[5]	JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 10/1/2024	10,547
25,000	[5]	JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 8/1/2024	25,179
20,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.559%, 4/23/2024	21,557
15,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	18,711
400,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	428,707
300,000		Morgan Stanley, 4.300%, 1/27/2045	406,895
120,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.500%, 4/21/2021	121,975
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	15,954
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$15,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	$17,264
15,000	Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	16,313
65,000	Royal Bank of Canada, Sec. Fac. Bond, 2.100%, 10/14/2020	65,232
10,000	Royal Bank of Scotland Group PLC, Sub., 6.000%, 12/19/2023	11,274
10,000	State Street Corp., Sub. Deb., 3.031%, 11/1/2034	11,075
45,000	Sumitomo Mitsui Financial Group, Inc., Sr. Unsecd. Note, 3.102%, 1/17/2023	47,857
130,000	Truist Financial Corp., Sr. Unsecd. Note, 2.900%, 3/3/2021	131,717
250,000	US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	253,344
10,000	Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	11,346
15,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	15,531
10,000	Westpac Banking Corp., Sub., Series GMTN, 4.322%, 11/23/2031	11,376
	TOTAL	4,419,352
	Financial Institution - Broker/Asset Mgr/Exchange—0.3%
80,000	Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	89,438
70,000	Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	84,135
305,000	Raymond James Financial, Inc., Sr. Unsecd. Note, 4.650%, 4/1/2030	377,706
13,000	Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	14,933
15,000	XLIT Ltd., Sub., 4.450%, 3/31/2025	16,942
	TOTAL	583,154
	Financial Institution - Finance Companies—0.4%
170,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.950%, 2/1/2022	171,337
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.875%, 1/16/2024	152,552
250,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	258,685
25,000	Santander UK Group Holdings PLC, Sr. Unsecd. Note, 3.125%, 1/8/2021	25,294
	TOTAL	607,868
	Financial Institution - Insurance - Life—0.7%
200,000	Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	218,756
25,000	American International Group, Inc., 4.500%, 7/16/2044	30,932
35,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	39,124
125,000	American International Group, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2028	147,555
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—continued
$10,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	$10,606
275,000	Mass Mutual Global Funding II, 144A, 2.000%, 4/15/2021	278,415
10,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	16,446
15,000	MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	18,631
250,000	MetLife, Inc., Sr. Unsecd. Note, 3.600%, 4/10/2024	278,232
15,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	22,198
10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	10,673
10,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	10,554
50,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	75,478
	TOTAL	1,157,600
	Financial Institution - Insurance - P&C—0.3%
10,000	Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	13,634
65,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	109,744
260,000	Nationwide Mutual Insurance Co., Sub., 144A, 4.350%, 4/30/2050	295,452
	TOTAL	418,830
	Financial Institution - REIT - Apartment—0.2%
60,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	66,827
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	20,933
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	204,728
70,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	75,552
	TOTAL	368,040
	Financial Institution - REIT - Healthcare—0.1%
50,000	Healthcare Trust of America, 3.700%, 4/15/2023	52,629
185,000	Welltower, Inc., Sr. Unsecd. Note, 2.700%, 2/15/2027	196,840
	TOTAL	249,469
	Financial Institution - REIT - Office—0.1%
50,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	54,538
70,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	81,689
	TOTAL	136,227
	Financial Institution - REIT - Other—0.1%
105,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	113,713
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Other—continued
$75,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	$81,757
	TOTAL	195,470
	Financial Institution - REIT - Retail—0.2%
300,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.700%, 10/1/2030	310,350
50,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	52,616
	TOTAL	362,966
	Supranational—0.0%
30,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	31,684
	Technology—0.8%
10,000	Apple, Inc., 3.850%, 5/4/2043	13,002
30,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	31,730
200,000	Apple, Inc., Sr. Unsecd. Note, 2.950%, 9/11/2049	230,771
20,000	Corning, Inc., Unsecd. Note, 4.750%, 3/15/2042	25,386
240,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	281,568
125,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	126,591
53,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.500%, 4/15/2023	56,856
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	127,524
70,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.600%, 10/15/2020	70,223
20,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	20,321
265,000	Intel Corp., Sr. Unsecd. Note, 3.400%, 3/25/2025	298,228
15,000	Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	18,803
10,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	10,718
50,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	74,184
	TOTAL	1,385,905
	Technology Services—0.0%
5,000	Global Payments, Inc., Sr. Unsecd. Note, 3.200%, 8/15/2029	5,594
	Transportation - Airlines—0.1%
30,000	Delta Air Lines, Inc., Sr. Unsecd. Note, 2.900%, 10/28/2024	26,054
110,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	117,931
	TOTAL	143,985
	Transportation - Railroads—0.2%
50,000	Burlington Northern Santa Fe Corp., Deb., 5.750%, 5/1/2040	75,484
30,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	31,501
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Transportation - Railroads—continued
$225,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 6/1/2026	$244,772
	TOTAL	351,757
	Transportation - Services—0.3%
15,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	18,594
20,000	FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	22,812
25,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.650%, 7/29/2021	25,674
70,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	72,304
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.750%, 6/9/2023	215,351
30,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.125%, 1/15/2021	30,362
125,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.900%, 4/1/2025	142,869
	TOTAL	527,966
	Utility - Electric—1.4%
70,000	Consolidated Edison Co., Sr. Unsecd. Note, Series 20B, 3.950%, 4/1/2050	90,181
70,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	95,213
300,000	Electricite de France SA, Sr. Unsecd. Note, 144A, 4.500%, 9/21/2028	360,539
140,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	182,376
280,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	324,004
170,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	189,521
200,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	226,631
100,000	Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	106,075
10,000	Great Plains Energy, Inc., Note, 4.850%, 6/1/2021	10,259
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	118,918
25,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, Series MTNC, 8.000%, 3/1/2032	40,036
250,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	278,427
175,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	198,867
40,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	40,152
	TOTAL	2,261,199
	Utility - Natural Gas—0.4%
50,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 9/15/2021	51,555
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS—continued
	Utility - Natural Gas—continued
$65,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	$67,058
445,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	481,658
15,000	Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	15,856
5,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	7,062
	TOTAL	623,189
	TOTAL CORPORATE BONDS (IDENTIFIED COST $22,511,566)	25,332,397
	MORTGAGE-BACKED SECURITIES—0.5%
50,196	Federal Home Loan Mortgage Corp., Pool G07801, 4.000%, 10/1/2044	54,959
9,695	Federal National Mortgage Association, Pool 357761, 5.500%, 5/1/2035	11,293
1,379	Federal National Mortgage Association, Pool 728709, 5.500%, 7/1/2033	1,596
40,278	Federal National Mortgage Association, Pool 932864, 4.000%, 12/1/2040	44,165
64,575	Federal National Mortgage Association, Pool AB7859, 3.500%, 2/1/2043	70,596
46,873	Federal National Mortgage Association, Pool AD6938, 4.500%, 6/1/2040	52,398
31,077	Federal National Mortgage Association, Pool AQ0945, 3.000%, 11/1/2042	33,423
37,281	Federal National Mortgage Association, Pool AT2127, 3.000%, 4/1/2043	40,096
26,167	Federal National Mortgage Association, Pool AT7861, 3.000%, 6/1/2028	27,696
58,172	Federal National Mortgage Association, Pool BM4388, 4.000%, 8/1/2048	62,587
26,095	Federal National Mortgage Association, Pool BM5024, 3.000%, 11/1/2048	27,608
43,728	Federal National Mortgage Association, Pool BM5246, 3.500%, 11/1/2048	46,179
35,465	Federal National Mortgage Association, Pool CA0833, 3.500%, 12/1/2047	37,487
36,102	Federal National Mortgage Association, Pool CA4427, 3.000%, 10/1/2049	38,207
29,801	Federal National Mortgage Association, Pool FM0008, 3.500%, 8/1/2049	31,667
56,377	Federal National Mortgage Association, Pool FM1000, 3.000%, 4/1/2047	59,718
Annual Shareholder Report

Shares or Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
$29,673		Federal National Mortgage Association, Pool FM1221, 3.500%, 7/1/2049	$31,762
35,481		Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	40,553
40,928		Federal National Mortgage Association, Pool MA0666, 4.500%, 3/1/2041	45,535
44,967		Federal National Mortgage Association, Pool MA1430, 3.000%, 5/1/2043	48,362
51,944		Federal National Mortgage Association, Pool MA2803, 2.500%, 11/1/2031	54,634
26,719		Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	29,049
19,768		Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	21,639
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $860,957)	911,209
		U.S. TREASURIES—1.0%
169,921	[6]	U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2022	172,853
448,443		U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2030	497,329
299,181		U.S. Treasury Inflation-Protected Notes, 0.250%, 2/15/2050	365,048
137,515		U.S. Treasury Inflation-Protected Notes, 1.375%, 2/15/2044	199,638
100,000		United States Treasury Bond, 1.250%, 5/15/2050	101,237
50,000		United States Treasury Bond, 4.500%, 2/15/2036	77,923
155,000		United States Treasury Note, 0.625%, 5/15/2030	156,257
25,000		United States Treasury Note, 2.125%, 9/30/2021	25,575
		TOTAL U.S. TREASURIES (IDENTIFIED COST $1,465,407)	1,595,860
		MUNICIPAL BONDS—0.6%
200,000		Klein, TX Independent School District, Unlimited Tax Schoolhouse and Refunding Bonds (Series 2020), (GTD by Texas Permanent School Fund Guarantee Program), 5.000%, 8/1/2028	267,466
125,000		Metropolitan Government Nashville & Davidson County, TN, GO Improvement Bonds (Series 2018), 4.000%, 7/1/2028	155,101
200,000		New York State Dormitory Authority State Personal Income Tax Revenue (New York State Personal Income Tax Revenue Bond Fund), State Personal Income Tax Revenue Bonds (Series 2019D), 4.000%, 2/15/2037	239,860
30,000		Texas State Transportation Commission—State Highway Fund, 5.178%, 4/1/2030	38,834
250,000		Washington State, Various Purpose GO Bonds (Series 2020C), 5.000%, 2/1/2044	328,800
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $1,006,938)	1,030,061
Annual Shareholder Report

Shares or Principal Amount		Value
	EXCHANGE-TRADED FUND—7.5%
$201,000	iShares MSCI EAFE ETF (IDENTIFIED COST $13,521,274)	$12,472,050
	GOVERNMENT AGENCY—0.2%
250,000	Federal National Mortgage Association Notes, 0.625%, 4/22/2025 (IDENTIFIED COST $249,512)	252,458
	INVESTMENT COMPANIES—18.4%
281,727	Federated Bank Loan Core Fund	2,617,248
324,710	Emerging Markets Core Fund	3,240,602
1,431,638	Federated Hermes Government Obligations Fund, Premier Shares, 0.10%[7]	1,431,638
5,424,609	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[7]	5,427,864
630,661	High Yield Bond Portfolio	3,878,566
1,139,741	Federated Mortgage Core Fund	11,545,574
289,145	Project and Trade Finance Core Fund	2,538,696
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $30,864,121)	30,680,188
	TOTAL INVESTMENT IN SECURITIES—100.8% (IDENTIFIED COST $152,131,483)[8]	167,890,927
	OTHER ASSETS AND LIABILITIES - NET—(0.8)%[9]	(1,332,334)
	TOTAL NET ASSETS—100%	$166,558,593
At July 31, 2020, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures
[1]United States Treasury Note 2-Year Long Futures	60	$13,259,062	September 2020	$12,000
[1]United States Treasury Note 10-Year Ultra Long Futures	5	$796,250	September 2020	$13,957
Short Futures
[1]United States Treasury Note 5-Year Short Futures	15	$1,891,875	September 2020	$(7,215)
[1]United States Treasury Note 10-Year Short Futures	2	$280,156	September 2020	$(1,161)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$17,581
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated fund holdings during the period ended July 31, 2020, were as follows:
Affiliates	Balance of Shares Held 7/31/2019	Purchases/ Additions	Sales/ Reductions
Federated Bank Loan Core Fund	135,857	270,061	(124,191)
Emerging Markets Core Fund	278,303	352,148	(305,741)
Federated Hermes Government Obligations Fund, Premier Shares*	145,972	121,643,726	(120,358,060)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	5,815,511	56,702,873	(57,093,775)
High Yield Bond Portfolio	691,626	663,759	(724,724)
Federated Mortgage Core Fund	1,314,242	1,498,600	(1,673,101)
Project and Trade Finance Core Fund	362,119	88,131	(161,105)
TOTAL OF AFFILIATED TRANSACTIONS	8,743,630	181,219,298	(180,440,697)
Annual Shareholder Report

Balance of Shares Held 7/31/2020	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)	Dividend Income
281,727	$2,617,248	$10,490	$(29,846)	$81,223
324,710	$3,240,602	$126,234	$8,304	$132,095
1,431,638	$1,431,638	N/A	N/A	$18,121
5,424,609	$5,427,864	$(649)	$7,220	$43,855
630,661	$3,878,566	$90,421	$(7,839)	$222,360
1,139,741	$11,545,574	$71,818	$258,658	$375,915
289,145	$2,538,696	$(12,425)	$(88,527)	$126,295
9,522,231	$30,680,188	$285,889	$147,970	$999,864
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns’ outstanding registered debt securities.
4	Floating/variable note with current rate and current maturity or next reset date shown.
5	Perpetual Bond Security. The maturity date reflects the next call date.
6	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $152,194,326.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$90,992,933	$—	$—	$90,992,933
International	762,363	—	—	762,363
Debt Securities:
Asset-Backed Securities	—	910,849	—	910,849
Collateralized Mortgage Obligations	—	7,951	—	7,951
Commercial Mortgage-Backed Securities	—	2,942,608	—	2,942,608
Corporate Bonds	—	25,332,397	—	25,332,397
Mortgage-Backed Securities	—	911,209	—	911,209
U.S. Treasuries	—	1,595,860	—	1,595,860
Municipal Bonds	—	1,030,061	—	1,030,061
Government Agency	—	252,458	—	252,458
Exchange-Traded Fund	12,472,050	—	—	12,472,050
Investment Companies[1]	28,141,492	—	—	30,680,188
TOTAL SECURITIES	$132,368,838	$32,983,393	$—	$167,890,927
Other Financial Instruments[2]
Assets	$25,957	$—	$—	$25,957
Liabilities	(8,376)	—	—	(8,376)
TOTAL OTHER FINANCIAL INSTRUMENTS	$17,581	$—	$—	$17,581
1	As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $2,538,696 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above, but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities.The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request
2	Other financial instruments are futures contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ETF	—Exchange - Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
GO	—General Obligation
GTD	—Guaranteed
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.71	$19.59	$17.74	$16.52	$16.83
Income From Investment Operations:
Net investment income[1]	0.19	0.25	0.21	0.26	0.24
Net realized and unrealized gain (loss)	1.46	0.57	1.89	1.23	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	1.65	0.82	2.10	1.49	(0.07)
Less Distributions:
Distributions from net investment income	(0.24)	(0.19)	(0.25)	(0.27)	(0.24)
Distributions from net realized gain	(0.53)	(1.51)	—	—	—
TOTAL DISTRIBUTIONS	(0.77)	(1.70)	(0.25)	(0.27)	(0.24)
Net Asset Value, End of Period	$19.59	$18.71	$19.59	$17.74	$16.52
Total Return[2]	9.08%	5.28%	11.91%	9.11%	(0.37)%
Ratios to Average Net Assets:
Net expenses[3]	1.31%	1.31%	1.32%	1.26%	1.30%
Net investment income	1.04%	1.35%	1.11%	1.51%	1.51%
Expense waiver/reimbursement[4]	0.07%	0.08%	0.06%	0.15%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$95,559	$84,243	$61,553	$61,405	$61,245
Portfolio turnover	152%	92%	89%	82%	98%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.50	$19.31	$17.49	$16.30	$16.59
Income From Investment Operations:
Net investment income[1]	0.05	0.11	0.06	0.13	0.12
Net realized and unrealized gain (loss)	1.43	0.59	1.87	1.20	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	1.48	0.70	1.93	1.33	(0.19)
Less Distributions:
Distributions from net investment income	(0.10)	(0.00)[2]	(0.11)	(0.14)	(0.10)
Distributions from net realized gain	(0.53)	(1.51)	—	—	—
TOTAL DISTRIBUTIONS	(0.63)	(1.51)	(0.11)	(0.14)	(0.10)
Net Asset Value, End of Period	$19.35	$18.50	$19.31	$17.49	$16.30
Total Return[3]	8.25%	4.54%	11.09%	8.23%	(1.10)%
Ratios to Average Net Assets:
Net expenses[4]	2.06%	2.06%	2.07%	2.01%	2.05%
Net investment income	0.29%	0.60%	0.35%	0.75%	0.76%
Expense waiver/reimbursement[5]	0.09%	0.10%	0.04%	0.13%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,043	$15,492	$27,577	$29,007	$29,152
Portfolio turnover	152%	92%	89%	82%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.78	$19.64	$17.79	$16.57	$16.87
Income From Investment Operations:
Net investment income[1]	0.24	0.30	0.26	0.30	0.28
Net realized and unrealized gain (loss)	1.46	0.58	1.89	1.23	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	1.70	0.88	2.15	1.53	(0.02)
Less Distributions:
Distributions from net investment income	(0.28)	(0.23)	(0.30)	(0.31)	(0.28)
Distributions from net realized gain	(0.53)	(1.51)	—	—	—
TOTAL DISTRIBUTIONS	(0.81)	(1.74)	(0.30)	(0.31)	(0.28)
Net Asset Value, End of Period	$19.67	$18.78	$19.64	$17.79	$16.57
Total Return[2]	9.33%	5.61%	12.15%	9.36%	(0.07)%
Ratios to Average Net Assets:
Net expenses[3]	1.06%	1.06%	1.07%	1.00%	1.05%
Net investment income	1.29%	1.62%	1.35%	1.77%	1.76%
Expense waiver/reimbursement[4]	0.07%	0.08%	0.02%	0.12%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,440	$53,035	$54,358	$39,136	$47,757
Portfolio turnover	152%	92%	89%	82%	98%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017[1]	2016
Net Asset Value, Beginning of Period	$18.74	$19.62	$17.76	$16.49	$16.80
Income From Investment Operations:
Net investment income[2]	0.24	0.27	0.26	0.28	0.20
Net realized and unrealized gain (loss)	1.44	0.60	1.90	1.24	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	1.68	0.87	2.16	1.52	(0.11)
Less Distributions:
Distributions from net investment income	(0.28)	(0.24)	(0.30)	(0.25)	(0.20)
Distributions from net realized gain	(0.53)	(1.51)	—	—	—
TOTAL DISTRIBUTIONS	(0.81)	(1.75)	(0.30)	(0.25)	(0.20)
Net Asset Value, End of Period	$19.61	$18.74	$19.62	$17.76	$16.49
Total Return[3]	9.26%	5.56%	12.24%	9.32%	(0.59)%
Ratios to Average Net Assets:
Net expenses[4]	1.05%	1.05%	1.06%	1.05%	1.56%
Net investment income	1.29%	1.40%	1.36%	1.64%	1.27%
Expense waiver/reimbursement[5]	0.03%	0.06%	0.02%	0.06%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,516	$3,165	$12,178	$10,439	$577
Portfolio turnover	152%	92%	89%	82%	98%
1	Effective September 1, 2016, the Fund’s Class R Shares were redesignated as Class R6 Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2020
Assets:
Investment in securities, at value including $1,393,833 of securities loaned and $30,680,188 of investment in affiliated holdings* (identified cost $152,131,483)		$167,890,927
Cash denominated in foreign currencies (identified cost $3,315)		3,402
Income receivable		296,519
Income receivable from affiliated holdings		75,691
Receivable for investments sold		133,269
Receivable for shares sold		111,257
Receivable for variation margin on futures contracts		2,331
TOTAL ASSETS		168,513,396
Liabilities:
Payable for investments purchased	$174,405
Payable for shares redeemed	133,105
Payable for collateral due to broker for securities lending	1,431,638
Payable for investment adviser fee (Note 5)	3,105
Payable for administrative fee (Note 5)	354
Payable for auditing fees	34,300
Payable for distribution services fee (Note 5)	9,376
Payable for other service fees (Notes 2 and 5)	44,799
Payable for share registration costs	42,199
Accrued expenses (Note 5)	81,522
TOTAL LIABILITIES		1,954,803
Net assets for 8,501,729 shares outstanding		$166,558,593
Net Assets Consist of:
Paid-in capital		$148,508,687
Total distributable earnings (loss)		18,049,906
TOTAL NET ASSETS		$166,558,593
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($95,559,269 ÷ 4,878,534 shares outstanding), no par value, unlimited shares authorized	$19.59
Offering price per share (100/94.50 of $19.59)	$20.73
Redemption proceeds per share	$19.59
Class C Shares:
Net asset value per share ($15,043,186 ÷ 777,597 shares outstanding), no par value, unlimited shares authorized	$19.35
Offering price per share	$19.35
Redemption proceeds per share (99.00/100 of $19.35)	$19.16
Institutional Shares:
Net asset value per share ($54,440,255 ÷ 2,768,314 shares outstanding), no par value, unlimited shares authorized	$19.67
Offering price per share	$19.67
Redemption proceeds per share	$19.67
Class R6 Shares:
Net asset value per share ($1,515,883 ÷ 77,284 shares outstanding), no par value, unlimited shares authorized	$19.61
Offering price per share	$19.61
Redemption proceeds per share	$19.61
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2020
Investment Income:
Dividends (including $981,121 received from affiliated holdings* and net of foreign taxes withheld of $846)			$2,684,949
Interest			986,659
Net income on securities loaned (includes $18,743 earned from affiliated holdings* related to cash collateral balances) (Note 2)			26,143
TOTAL INCOME			3,697,751
Expenses:
Investment adviser fee (Note 5)		$1,179,440
Administrative fee (Note 5)		128,880
Custodian fees		57,314
Transfer agent fees (Note 2)		163,312
Directors’/Trustees’ fees (Note 5)		2,258
Auditing fees		34,300
Legal fees		7,722
Portfolio accounting fees		104,595
Distribution services fee (Note 5)		111,375
Other service fees (Notes 2 and 5)		247,671
Share registration costs		61,531
Printing and postage		29,726
Miscellaneous (Note 5)		31,931
TOTAL EXPENSES		2,160,055
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(49,944)
Reimbursement of other operating expenses (Notes 2 and 5)	(66,021)
TOTAL WAIVER AND REIMBURSEMENTS		(115,965)
Net expenses			2,044,090
Net investment income			$1,653,661
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $147,970 on sales of investments in affiliated holdings*) and foreign currency transactions	$3,973,443
Net realized gain on futures contracts	465,553
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $285,889 of investments in affiliated holdings*)	7,132,217
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	135
Net change in unrealized appreciation of futures contracts	(12,191)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	11,559,157
Change in net assets resulting from operations	$13,212,818
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended July 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,653,661	$2,133,076
Net realized gain	4,438,996	7,525,854
Net change in unrealized appreciation/depreciation	7,120,161	(1,859,525)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,212,818	7,799,405
Distributions to Shareholders:
Class A Shares	(3,813,305)	(6,723,192)
Class C Shares	(539,280)	(1,044,348)
Institutional Shares	(2,518,867)	(5,847,283)
Class R6 Shares	(108,342)	(242,234)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,979,794)	(13,857,057)
Share Transactions:
Proceeds from sale of shares	29,726,646	63,670,084
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Balanced Allocation Fund	11,298,197	—
Net asset value of shares issued to shareholders in payment of distributions declared	6,622,021	12,933,369
Cost of shares redeemed	(43,256,472)	(70,276,399)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,390,392	6,327,054
Change in net assets	10,623,416	269,402
Net Assets:
Beginning of period	155,935,177	155,665,775
End of period	$166,558,593	$155,935,177
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2020
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is the possibility of long-term growth of capital and income.
On March 30, 2017, the Fund’s T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On November 15, 2019, the Fund acquired all of the net assets of PNC Balanced Allocation Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.616 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.609 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class Institutional Shares exchanged, a shareholder received 0.610 shares of the Fund’s Institutional Shares.
The Fund received net assets from the Acquired Fund as a result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
593,132	$11,298,197	$2,170,935	$154,177,771	$165,475,968
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Annual Shareholder Report

Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$1,721,772
Net realized and unrealized gain on investments	11,959,769
Net increase in net assets resulting from operations	$13,681,541
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations and Statement of Changes, respectively, as of July 31, 2020.
Prior to June 29, 2020, the name of the Trust and Fund was Federated MDT Series and Federated MDT Balanced Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund
Annual Shareholder Report

uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $115,965 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$96,349	$(36,757)
Class C Shares	16,470	(8,270)
Institutional Shares	49,446	(20,994)
Class R6 Shares	1,047	—
TOTAL	$163,312	$(66,021)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$210,546
Class C Shares	37,125
TOTAL	$247,671
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $12,808,736 and $1,921,558, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational
Annual Shareholder Report

impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$1,393,833	$1,431,638
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$ 17,581*
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$465,553

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(12,191)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	602,633	$11,030,108	1,017,180	$18,426,997
Conversion of Class C Shares to Class A Shares	—	—	577,227	11,313,650
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	425,056	8,093,068	—	—
Shares issued to shareholders in payment of distributions declared	191,088	3,554,535	356,509	5,992,523
Shares redeemed	(842,124)	(15,137,260)	(591,801)	(10,713,481)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	376,653	$7,540,451	1,359,115	$25,019,689

Year Ended July 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	156,794	$2,848,857	295,829	$5,229,357
Conversion of Class C Shares to Class A Shares	—	—	(585,290)	(11,313,650)
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	24,943	468,430	—	—
Shares issued to shareholders in payment of distributions declared	26,632	488,464	54,548	903,860
Shares redeemed	(268,255)	(4,750,816)	(355,430)	(6,666,352)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(59,886)	$(945,065)	(590,343)	$(11,846,785)
Annual Shareholder Report

Year Ended July 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	806,718	$15,223,232	1,337,055	$24,174,708
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	143,133	2,736,699	—	—
Shares issued to shareholders in payment of distributions declared	132,428	2,472,322	344,529	5,809,112
Shares redeemed	(1,138,214)	(21,041,358)	(1,624,656)	(28,538,979)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(55,935)	$(609,105)	56,928	$1,444,841

Year Ended July 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	33,882	$624,449	235,953	$4,525,372
Shares issued to shareholders in payment of distributions declared	5,727	106,700	13,548	227,874
Shares redeemed	(131,269)	(2,327,038)	(701,361)	(13,043,937)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(91,660)	$(1,595,889)	(451,860)	$(8,290,691)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	169,172	$4,390,392	373,840	$6,327,054
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from open wash sales deferrals on Acquired Funds.
For the year ended July 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$32,889	$(32,889)
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$4,219,861	$7,714,224
Long-term capital gains	$2,759,933	$6,142,833
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report

As of July 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$13,453
Net unrealized appreciation	$15,677,408
Undistributed long-term capital gains	$2,359,045
Capital loss deferrals	$(19,328)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, mark to market of futures contracts, deferral of paydown losses, straddle loss deferrals, TIPS deflation deferrals and partnership adjustments.
At July 31, 2020, the cost of investments for federal tax purposes was $152,194,326. The net unrealized appreciation of investments for federal tax purposes was $15,677,273. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $19,791,716 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,114,443. The amounts presented are inclusive of derivative contracts.
At July 31, 2020, for federal income tax purposes, the Fund had $19,328 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2020, the Adviser voluntarily waived $45,667 of its fee and voluntarily reimbursed $66,021 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2020, the Adviser reimbursed $4,277.
Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2020, the Sub-Adviser earned a fee of $142,739.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the annualized fee paid to FAS was 0.082% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$111,375
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2020, FSC retained $15,552 of fees paid by the Fund. For the year ended July 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2020, FSC retained $14,037 in sales charges from the sale of Class A Shares. FSC also retained $1,358 of CDSC relating to redemptions of Class C Shares.
Annual Shareholder Report

Other Service Fees
For the year ended July 31, 2020, FSSC received $13,415 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.06%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2020, were as follows:
Purchases	$202,460,944
Sales	$198,573,237
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under
Annual Shareholder Report

the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2020, the Fund had no outstanding loans. During the year ended July 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2020, there were no outstanding loans. During the year ended July 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2020, the amount of long-term capital gains designated by the Fund was $2,759,933.
For the fiscal year ended July 31, 2020, 38.67% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2020, 32.51% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Balanced Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Balanced Fund (formerly, Federated MDT Balanced Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (formerly, Federated MDT Series) (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated Hermes MDT Series) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 22, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,048.20	$6.67
Class C Shares	$1,000	$1,044.30	$10.47
Institutional Shares	$1,000	$1,049.60	$5.40
Class R6 Shares	$1,000	$1,049.20	$5.40
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$6.57
Class C Shares	$1,000	$1,014.60	$10.32
Institutional Shares	$1,000	$1,019.60	$5.32
Class R6 Shares	$1,000	$1,019.60	$5.32
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.31%
Class C Shares	2.06%
Institutional Shares	1.06%
Class R6 Shares	1.06%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, and Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated MDT Balanced Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT BALANCED FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) and the investment subadvisory between the Adviser and Federated Investment Management Company with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the
Annual Shareholder Report

year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the three-year and five-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Expense Peer Group.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Annual Shareholder Report

Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
Annual Shareholder Report

The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Annual Shareholder Report

Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes MDT Balanced Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
Annual Shareholder Report

material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes MDT Balanced Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2020
Share Class | Ticker	A | QALGX	B | QBLGX	C | QCLGX	Institutional | QILGX

Federated Hermes MDT Large Cap Growth Fund
(formerly, Federated MDT Large Cap Growth Fund)
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
(formerly, Federated MDT Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT Large Cap Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2019 through July 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2020, was 26.91% for Class A Shares, 25.95% for Class B Shares, 25.99% for Class C Shares and 27.22% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was 29.84% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was 23.56% during the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R1000G.
MARKET OVERVIEW
The twelve months of this reporting period, culminating with the COVID-19 pandemic, saw huge volatility in the domestic market. Despite the dramatic decline and recovery in the first half of 2020, the whole market Russell 3000® Index3 was up 10.93% for the full period. However, looking more deeply at the sub-indexes reveals the wildness of the market. Large caps dominated small caps:4 the mega-cap Russell Top 200® Index5 returned 15.84%, while the Russell Midcap® Index6 returned 2.04% and the small-cap Russell 2000® Index7 returned -4.59%. In addition, once again, growth dominated value: the Russell 3000® Growth Index8 returned 28.24% while the Russell 3000® Value Index9 returned -6.67. The largest spread between growth and value in one capitalization range this year was almost 38 percentage points: the mega-cap Russell Top 200® Growth Index10 gained 33.06% while the Russell Top 200® Value11 Index returned -4.80%.
The best performing sectors in the R1000G during the reporting period were Information Technology (44.13%), Consumer Discretionary (40.16%) and Communication Services (25.72%). Underperforming sectors during the same period included Energy (-29.68%), Industrials (-2.73%) and Utilities (3.10%).
Annual Shareholder Report
1

STOCK SELECTION
When looking at the Fund’s performance in terms of fundamental and technical characteristics, the most significant driver of underperformance during the reporting period was weak stock selection during the last quarter of 2019 among stocks that had prices near high and neutral-to-high analyst conviction. In the 2020 calendar year, there were partial favorable offsets from investing in stocks with prices not near their one-year highs and neutral-to-high analyst conviction; these stocks outperformed significantly. The Fund’s sector exposures continued to remain close to R1000G weights; there were no significant overweights or underweights at the end of the fiscal year. Unfavorable stock selection in the Consumer Discretionary and Health Care sectors was the biggest contributor to the Fund’s underperformance during the period. Favorable stock selection in the Information Technology sector was the largest favorable offset to the underperformance of the reporting period.
Individual stocks enhancing the Fund’s performance during the reporting period included DocuSign, Inc. and Cadence Design Systems, Inc., both overweighted by the Fund, and Boeing Company, which was underweighted by the Fund.
Individual stocks detracting from the Fund’s performance during the reporting period included two stocks overweighted by the Fund, HCA Healthcare, Inc. and HEICO Corporation. There were also two detractors underweighted by the Fund, Tesla Inc. and Microsoft Corporation.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MLGFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
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2

7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with higher growth earning potential as defined by Russell’s leading style methodology.*
11	The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Large Cap Growth Fund (the “Fund”) from July 31, 2010 to July 31, 2020, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2020
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	19.94%	13.64%	14.75%
Class B Shares	20.45%	13.82%	14.71%
Class C Shares	24.99%	14.07%	14.54%
Institutional Shares	27.22%	15.22%	15.69%
R1000G	29.84%	16.84%	17.29%
MLGFA	23.56%	13.67%	15.15%

Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and MLGFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	44.1%
Consumer Discretionary	14.8%
Health Care	14.7%
Communication Services	10.2%
Industrials	5.3%
Consumer Staples	3.9%
Financials	2.9%
Real Estate	2.0%
Materials	0.4%
Securities Lending Collateral[2]	0.3%
Cash Equivalents[3]	1.8%
Other Assets and Liabilities—Net[4]	(0.4)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2020
Shares			Value
		COMMON STOCKS—98.3%
		Communication Services—10.2%
14,254		Activision Blizzard, Inc.	$1,177,808
6,072	[1]	Alphabet, Inc., Class A	9,034,832
689		Cable One, Inc.	1,255,744
983	[1]	Charter Communications, Inc.	570,140
21,665	[1]	Facebook, Inc.	5,495,761
70,783	[1,2]	MSG Networks, Inc.	674,562
4,769	[1]	Netflix, Inc.	2,331,469
32,666	[1]	TripAdvisor, Inc.	660,833
		TOTAL	21,201,149
		Consumer Discretionary—14.8%
3,942	[1]	Amazon.com, Inc.	12,475,169
1,032	[1]	AutoZone, Inc.	1,246,057
3,337		Dollar General Corp.	635,365
10,615		Domino’s Pizza, Inc.	4,103,865
28,316		eBay, Inc.	1,565,309
8,685	[1]	Etsy, Inc.	1,028,130
8,228		Home Depot, Inc.	2,184,452
17,389		Lowe’s Cos., Inc.	2,589,396
5,015		McDonald’s Corp.	974,314
1,076	[1]	O’Reilly Automotive, Inc.	513,661
1,134	[1]	Tesla, Inc.	1,622,482
2,558	[1]	Ulta Beauty, Inc.	493,668
49,522	[1]	Under Armour, Inc., Class A	520,971
3,041	[1,2]	Wayfair, Inc.	809,180
		TOTAL	30,762,019
		Consumer Staples—3.9%
14,734		Church and Dwight, Inc.	1,419,326
8,415		Clorox Co.	1,990,232
5,747		Costco Wholesale Corp.	1,870,821
14,471		Energizer Holdings, Inc.	725,431
19,190		Flowers Foods, Inc.	436,572
2,361		Hershey Foods Corp.	343,313
9,056		PepsiCo, Inc.	1,246,649
		TOTAL	8,032,344
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS—continued
		Financials—2.9%
9,805	[1]	Arch Capital Group Ltd.	$301,504
8,782		MSCI, Inc., Class A	3,301,856
2,067		Marketaxess Holdings, Inc.	1,068,019
12,291		The Travelers Cos., Inc.	1,406,336
		TOTAL	6,077,715
		Health Care—14.7%
7,298		Abbott Laboratories	734,471
5,543		AbbVie, Inc.	526,086
9,985	[1]	Alexion Pharmaceuticals, Inc.	1,023,363
14,339		Amgen, Inc.	3,508,323
3,100		Anthem, Inc.	848,780
3,728	[1]	Biogen, Inc.	1,024,044
18,259		Eli Lilly & Co.	2,744,145
31,638	[1]	Hologic, Inc.	2,207,700
1,863		Humana, Inc.	731,134
2,435	[1]	IDEXX Laboratories, Inc.	968,521
2,602	[1]	Jazz Pharmaceuticals PLC	281,666
6,359	[1]	Livongo Health, Inc.	809,183
1,716	[1]	Masimo Corp.	377,726
31,217		Merck & Co., Inc.	2,504,852
712	[1]	Mettler-Toledo International, Inc.	665,720
1,838	[1]	Molina Healthcare, Inc.	339,479
17,701	[1]	SAGE Therapeutics, Inc.	806,635
2,161		UnitedHealth Group, Inc.	654,308
7,777	[1]	Veeva Systems, Inc.	2,057,561
12,638	[1]	Vertex Pharmaceuticals, Inc.	3,437,536
10,128	[1]	Waters Corp.	2,158,783
14,149		Zoetis, Inc.	2,146,120
		TOTAL	30,556,136
		Industrials—5.3%
3,037		Acuity Brands, Inc.	300,967
12,143		Flowserve Corp.	338,425
3,191		Hubbell, Inc.	430,689
8,171		Huntington Ingalls Industries, Inc.	1,419,385
285,725		KAR Auction Services, Inc.	4,323,019
3,526		Lockheed Martin Corp.	1,336,248
85,670		Spirit AeroSystems Holdings, Inc., Class A	1,676,562
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
6,117		Verisk Analytics, Inc.	$1,154,339
		TOTAL	10,979,634
		Information Technology—44.1%
12,188	[1]	Adobe, Inc.	5,415,372
47,815		Apple, Inc.	20,323,288
6,673		Applied Materials, Inc.	429,274
3,966	[1]	Arista Networks, Inc.	1,030,248
4,310	[1]	Autodesk, Inc.	1,019,013
10,436		Booz Allen Hamilton Holding Corp.	853,247
6,173		Broadcom, Inc.	1,955,298
51,813	[1]	Cadence Design Systems, Inc.	5,660,570
4,108		Cognizant Technology Solutions Corp.	280,659
3,694	[1]	Coupa Software, Inc.	1,132,026
8,399	[1]	Crowdstrike Holdings, Inc.	950,767
21,792	[1]	DocuSign, Inc.	4,725,159
22,915	[1]	Dynatrace Holdings LLC	958,535
1,706	[1]	FleetCor Technologies, Inc.	441,121
8,307	[1]	Fortinet, Inc.	1,148,858
5,902	[1]	GoDaddy, Inc.	414,793
11,960	[1]	Inphi Corp.	1,562,694
5,879		Intuit, Inc.	1,801,149
9,118	[1]	Keysight Technologies, Inc.	910,797
12,700		Mastercard, Inc.	3,918,331
74,611		Microsoft Corp.	15,296,001
9,314		NVIDIA Corp.	3,954,631
10,237	[1]	Okta, Inc.	2,262,172
4,932		Oracle Corp.	273,479
21,092		Paychex, Inc.	1,516,937
21,087	[1]	PayPal Holdings, Inc.	4,134,528
34,910		Qualcomm, Inc.	3,686,845
3,141	[1]	ServiceNow, Inc.	1,379,527
4,205	[1]	Square, Inc.	546,019
5,601	[1]	Synopsys, Inc.	1,115,831
2,133		Universal Display Corp.	372,102
6,607	[1]	Verisign, Inc.	1,398,570
3,257	[1]	Zoom Video Communications, Inc.	826,985
		TOTAL	91,694,826
Annual Shareholder Report
9

Shares		Value
	COMMON STOCKS—continued
	Materials—0.4%
1,474	Sherwin-Williams Co.	$955,034
	Real Estate—2.0%
3,683	American Tower Corp.	962,699
6,400	Coresite Realty Corp.	825,920
7,956	SBA Communications Corp.	2,478,612
	TOTAL	4,267,231
	TOTAL COMMON STOCKS (IDENTIFIED COST $140,640,251)	204,526,088
	INVESTMENT COMPANIES—2.1%
640,284	Federated Hermes Government Obligations Fund, Premier Shares, 0.10%[3]	640,284
3,804,098	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[3]	3,806,381
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $4,443,782)	4,446,665
	TOTAL INVESTMENT IN SECURITIES—100.4% (IDENTIFIED COST $145,084,033)[4]	208,972,753
	OTHER ASSETS AND LIABILITIES - NET—(0.4)%[5]	(922,720)
	TOTAL NET ASSETS—100%	$208,050,033
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total Affiliated Transactions
Balance of Shares Held 7/31/2019	145,725	2,521,943	2,667,668
Purchases/Additions	18,877,699	35,692,448	54,570,147
Sales/Reductions	(18,383,140)	(34,410,293)	(52,793,433)
Balance of Shares Held 7/31/2020	640,284	3,804,098	4,444,382
Value	$640,284	$3,806,381	$4,446,665
Change in Unrealized Appreciation/Depreciation	N/A	$2,295	$2,295
Net Realized Gain/(Loss)	N/A	$(1,377)	$(1,377)
Dividend Income	$6,157	$30,302	$36,459
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
Annual Shareholder Report
10

4	The cost of investments for federal tax purposes amounts to $146,041,969.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2020, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.81	$20.66	$17.46	$15.18	$17.64
Income From Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.05)	(0.07)	0.01	0.04
Net realized and unrealized gain (loss)	5.37	2.01	4.67	2.36	(0.70)
TOTAL FROM INVESTMENT OPERATIONS	5.33	1.96	4.60	2.37	(0.66)
Less Distributions:
Distributions from net realized gain	(1.11)	(1.81)	(1.40)	(0.09)	(1.80)
Net Asset Value, End of Period	$25.03	$20.81	$20.66	$17.46	$15.18
Total Return[2]	26.91%	11.28%	27.38%	15.66%	(3.62)%
Ratios to Average Net Assets:
Net expenses[3]	1.11%	1.48%	1.52%	1.52%	1.50%
Net investment income (loss)	(0.19)%	(0.27)%	(0.38)%	0.02%	0.28%
Expense waiver/reimbursement[4]	0.30%	0.00%[5]	0.02%	0.08%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,740	$67,513	$59,355	$49,794	$45,661
Portfolio turnover	220%	97%	104%	104%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.66	$18.85	$16.16	$14.16	$16.71
Income From Investment Operations:
Net investment income (loss)[1]	(0.18)	(0.18)	(0.20)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	4.76	1.80	4.29	2.20	(0.68)
TOTAL FROM INVESTMENT OPERATIONS	4.58	1.62	4.09	2.09	(0.75)
Less Distributions:
Distributions from net realized gain	(1.11)	(1.81)	(1.40)	(0.09)	(1.80)
Net Asset Value, End of Period	$22.13	$18.66	$18.85	$16.16	$14.16
Total Return[2]	25.95%	10.51%	26.38%	14.81%	(4.41)%
Ratios to Average Net Assets:
Net expenses[3]	1.90%	2.23%	2.27%	2.27%	2.25%
Net investment income (loss)	(0.96)%	(1.02)%	(1.13)%	(0.71)%	(0.49)%
Expense waiver/reimbursement[4]	0.27%	0.00%[5]	0.02%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,662	$12,612	$14,432	$13,654	$14,925
Portfolio turnover	220%	97%	104%	104%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.10	$18.35	$15.76	$13.81	$16.34
Income From Investment Operations:
Net investment income (loss)[1]	(0.17)	(0.18)	(0.19)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	4.61	1.74	4.18	2.15	(0.67)
TOTAL FROM INVESTMENT OPERATIONS	4.44	1.56	3.99	2.04	(0.73)
Less Distributions:
Distributions from net realized gain	(1.11)	(1.81)	(1.40)	(0.09)	(1.80)
Net Asset Value, End of Period	$21.43	$18.10	$18.35	$15.76	$13.81
Total Return[2]	25.99%	10.46%	26.42%	14.82%	(4.39)%
Ratios to Average Net Assets:
Net expenses[3]	1.88%	2.23%	2.27%	2.27%	2.25%
Net investment income (loss)	(0.95)%	(1.03)%	(1.13)%	(0.72)%	(0.46)%
Expense waiver/reimbursement[4]	0.29%	0.00%[5]	0.02%	0.08%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,536	$12,445	$10,685	$9,672	$10,052
Portfolio turnover	220%	97%	104%	104%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.83	$21.52	$18.10	$15.69	$18.13
Income From Investment Operations:
Net investment income (loss)[1]	0.03	(0.01)	(0.03)	0.05	0.08
Net realized and unrealized gain (loss)	5.64	2.13	4.85	2.45	(0.72)
TOTAL FROM INVESTMENT OPERATIONS	5.67	2.12	4.82	2.50	(0.64)
Less Distributions:
Distributions from net realized gain	(1.11)	(1.81)	(1.40)	(0.09)	(1.80)
Net Asset Value, End of Period	$26.39	$21.83	$21.52	$18.10	$15.69
Total Return[2]	27.22%	11.59%	27.65%	15.98%	(3.40)%
Ratios to Average Net Assets:
Net expenses[3]	0.81%	1.22%	1.27%	1.27%	1.25%
Net investment income (loss)	0.13%	(0.04)%	(0.14)%	0.27%	0.52%
Expense waiver/reimbursement[4]	0.34%	0.00%[5]	0.02%	0.08%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$90,113	$37,076	$11,966	$7,649	$7,469
Portfolio turnover	220%	97%	104%	104%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
July 31, 2020
Assets:
Investment in securities, at value including $574,921 of securities loaned and $4,446,665 of investment in affiliated holdings* (identified cost $145,084,033)		$208,972,753
Income receivable		55,855
Income receivable from affiliated holdings		751
Receivable for investments sold		896,697
Receivable for shares sold		102,220
TOTAL ASSETS		210,028,276
Liabilities:
Payable for investments purchased	$1,018,007
Payable for shares redeemed	117,701
Payable for collateral due to broker for securities lending	640,284
Payable for investment adviser fee (Note 5)	2,236
Payable for administrative fee (Note 5)	436
Payable for transfer agent fees	36,135
Payable for distribution services fee (Note 5)	14,733
Payable for other service fees (Notes 2 and 5)	42,722
Payable for share registration costs	40,729
Accrued expenses (Note 5)	65,260
TOTAL LIABILITIES		1,978,243
Net assets for 8,274,342 shares outstanding		$208,050,033
Net Assets Consist of:
Paid-in capital		$131,709,227
Total distributable earnings (loss)		76,340,806
TOTAL NET ASSETS		$208,050,033
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($93,739,771 ÷ 3,744,763 shares outstanding), no par value, unlimited shares authorized	$25.03
Offering price per share (100/94.50 of $25.03)	$26.49
Redemption proceeds per share	$25.03
Class B Shares:
Net asset value per share ($9,661,827 ÷ 436,610 shares outstanding), no par value, unlimited shares authorized	$22.13
Offering price per share	$22.13
Redemption proceeds per share (94.50/100 of $22.13)	$20.91
Class C Shares:
Net asset value per share ($14,535,585 ÷ 678,247 shares outstanding), no par value, unlimited shares authorized	$21.43
Offering price per share	$21.43
Redemption proceeds per share (99.00/100 of $21.43)	$21.22
Institutional Shares:
Net asset value per share ($90,112,850 ÷ 3,414,722 shares outstanding), no par value, unlimited shares authorized	$26.39
Offering price per share	$26.39
Redemption proceeds per share	$26.39
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended July 31, 2020
Investment Income:
Dividends (including $30,302 received from an affiliated holding*)		$1,530,467
Net income on securities loaned (includes $6,157 received from an affiliated holding* related to cash collateral balances)		3,211
TOTAL INCOME		1,533,678
Expenses:
Investment adviser fee (Note 5)	$1,236,290
Administrative fee (Note 5)	130,558
Custodian fees	42,790
Transfer agent fees	249,398
Directors’/Trustees’ fees (Note 5)	2,186
Auditing fees	27,700
Legal fees	7,721
Portfolio accounting fees	86,805
Distribution services fee (Note 5)	174,292
Other service fees (Notes 2 and 5)	248,288
Share registration costs	68,672
Printing and postage	32,957
Miscellaneous (Note 5)	28,126
TOTAL EXPENSES	2,335,783
Waiver/reimbursement of investment adviser fee (Note 5)	(517,001)
Net expenses		1,818,782
Net investment income (loss)		(285,104)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(1,377) on sales of investments in an affiliated holding*)		12,827,359
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $2,295 on investments in an affiliated holding*)		31,352,658
Net realized and unrealized gain (loss) on investments		44,180,017
Change in net assets resulting from operations		$43,894,913
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended July 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(285,104)	$(426,359)
Net realized gain	12,827,359	9,852,764
Net change in unrealized appreciation/depreciation	31,352,658	3,316,789
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	43,894,913	12,743,194
Distributions to Shareholders:
Class A Shares	(4,102,840)	(5,477,815)
Class B Shares	(700,438)	(1,293,241)
Class C Shares	(770,197)	(969,378)
Institutional Shares	(3,849,963)	(1,895,731)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,423,438)	(9,636,165)
Share Transactions:
Proceeds from sale of shares	25,421,100	50,787,953
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor Large Cap Growth Fund	101,740,899	—
Net asset value of shares issued to shareholders in payment of distributions declared	8,888,859	9,069,033
Cost of shares redeemed	(92,117,585)	(29,755,658)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	43,933,273	30,101,328
Change in net assets	78,404,748	33,208,357
Net Assets:
Beginning of period	129,645,285	96,436,928
End of period	$208,050,033	$129,645,285
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
July 31, 2020
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund’s T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Large Cap Growth Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 1.586 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 1.581 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 1.545 shares of the Fund’s Institutional Shares.
Annual Shareholder Report
20

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,605,196	$101,740,899	$9,990,130	$117,706,237	$219,447,136
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income (loss)	$(26,688)
Net realized and unrealized gain on investments	47,081,335
Net increase in net assets resulting from operations	$47,054,647
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations and Statement of Change in Net Assets, respectively, as of July 31, 2020.
Prior to June 29, 2020, the name of the Trust and Fund was Federated MDT Series and Federated MDT Large Cap Growth Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
Annual Shareholder Report
21

■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report
22

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
23

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $517,001 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$190,191
Class B Shares	26,901
Class C Shares	31,196
TOTAL	$248,288
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
24

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report
25

As of July 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$574,921	$640,284
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	448,019	$9,256,462	656,472	$13,105,404
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	703,729	14,926,094	—	—
Shares issued to shareholders in payment of distributions declared	185,136	3,734,190	287,970	4,964,605
Shares redeemed	(836,434)	(17,393,596)	(573,201)	(11,287,981)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	500,450	$10,523,150	371,241	$6,782,028

Year Ended July 31	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,918	$376,860	15,474	$275,427
Shares issued to shareholders in payment of distributions declared	38,249	685,430	81,777	1,269,989
Shares redeemed	(296,608)	(5,312,408)	(186,625)	(3,266,416)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(239,441)	$(4,250,118)	(89,374)	$(1,721,000)
Annual Shareholder Report
26

Year Ended July 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	137,996	$2,411,329	287,106	$4,940,359
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	18,359	337,996	—	—
Shares issued to shareholders in payment of distributions declared	43,943	762,414	64,160	966,884
Shares redeemed	(209,547)	(3,655,507)	(245,939)	(4,453,354)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(9,249)	$(143,768)	105,327	$1,453,889

Year Ended July 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	609,210	$13,376,449	1,564,212	$32,466,763
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	3,883,108	86,476,809	—	—
Shares issued to shareholders in payment of distributions declared	174,603	3,706,825	103,408	1,867,555
Shares redeemed	(2,950,847)	(65,756,074)	(524,974)	(10,747,907)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,716,074	$37,804,009	1,142,646	$23,586,411
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,967,834	$43,933,273	1,529,840	$30,101,328
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from a Fair Fund litigation payment and open wash sale deferrals on an Acquired Fund.
For the year ended July 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$22,572	$(22,572)
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Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$3,443,870	$5,514,491
Long-term capital gains	$5,979,568	$4,121,674
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$9,003,465
Net unrealized appreciation	$62,930,784
Undistributed long-term capital gains	$4,406,557
2	For tax purposes, short term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2020, the cost of investments for federal tax purposes was $146,041,969. The net unrealized appreciation of investments for federal tax purposes was $62,930,784. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $63,843,135 and net unrealized depreciation from investments for those securities having an excess of cost over value of $912,351.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the Adviser voluntarily waived $514,604 of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2020, the Adviser reimbursed $2,397.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$80,703
Class C Shares	93,589
TOTAL	$174,292
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When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2020, FSC retained $99,835 of fees paid by the Fund. For the year ended July 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2020, FSSC received $43,864 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2020, FSC retained $11,143 in sales charges from the sale of Class A Shares. FSC also retained $62,171 and $1,079 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus. Prior to November 18, 2019, the Fee Limits disclosed above for the referenced share classes were 1.51%, 2.26%, 2.26% and 1.26%, respectively. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2020, were as follows:
Purchases	$378,780,781
Sales	$355,478,074
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2020, the Fund had no outstanding loans. During the year ended July 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2020, there were no outstanding loans. During the year ended July 31, 2020, the program was not utilized.
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10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2020, the amount of long-term capital gains designated by the Fund was $5,979,568.
For the fiscal year ended July 31, 2020, 37.03% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2020, 36.60% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT LARGE CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Large Cap Growth Fund (formerly, Federated MDT Large Cap Growth Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (formerly, Federated MDT Series ) (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated Hermes MDT Series) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities
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owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 22, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,174.60	$5.35
Class B Shares	$1,000	$1,170.30	$9.39
Class C Shares	$1,000	$1,170.40	$9.39
Institutional Shares	$1,000	$1,176.00	$4.00
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.00	$4.97
Class B Shares	$1,000	$1,016.20	$8.72
Class C Shares	$1,000	$1,016.20	$8.72
Institutional Shares	$1,000	$1,021.20	$3.72
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.75%
Institutional Shares	0.74%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, and Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2020
Federated MDT Large Cap Growth Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT LARGE CAP GROWTH FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the three-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and five-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year, three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to its Expense Peer Group are relevant in judging the reasonableness of advisory fees, the Fund’s quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund’s advisory fee was above the median of its Expense Peer Group range, the funds in the Expense Peer Group varied widely in their complexity, and the Board has been informed that the management of the Fund is among the more complex relative to its Expense Peer Group.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
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The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation
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methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any
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applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes MDT Large Cap Growth Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes MDT Large Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R684
CUSIP 31421R809
CUSIP 31421R882
37329 (9/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2020
Share Class | Ticker	A | QASCX	C | QCSCX	Institutional | QISCX	R6 | QLSCX

Federated Hermes MDT Small Cap Core Fund
(formerly, Federated MDT Small Cap Core Fund)
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
(formerly, Federated MDT Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT Small Cap Core Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2019 through July 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2020, was -8.71% for Class A Shares, -9.35% for Class C Shares, -8.45% for Institutional Shares and -8.44% for Class R6 Shares. The total return for the Russell 2000® Index (R2000),1 the Fund’s broad-based securities market index, was -4.59% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),2 a peer group average for the Fund, was -8.80% during the same period. The Fund’s and MSBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund’s investment strategy focused on stock selection. This was the most significant factor affecting the Fund’s performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000.
MARKET OVERVIEW
The twelve months of this reporting period, culminating with the COVID-19 pandemic, saw huge volatility in the domestic market. Despite the dramatic decline and recovery in the first half of 2020, the whole market Russell 3000® Index3 was up 10.93% for the full period. However, looking more deeply at the subindexes revealed the wildness of the market. Large caps dominated small caps:4 the mega-cap Russell Top 200® Index5 returned 15.84%, while the Russell Midcap® Index6 returned 2.04% and the small-cap Russell 2000® Index7 returned -5.57%. In addition, once again, growth dominated value: the Russell 3000® Growth Index8 returned 28.24% while the Russell 3000® Value Index9 returned -6.67%. The largest spread between growth and value in one capitalization range this year was almost 38 percentage points: the mega-cap Russell Top 200® Growth Index10 returned 33.06% while the Russell Top 200® Value11 Index returned -4.80%.
The best performing sectors in the R2000 during the reporting period were Health Care (18.62%), Information Technology (10.65%) and Consumer Staples (6.89%). Underperforming sectors during the same period included Energy (-53.67%), Financials (-24.38%) and Communication Services (-19.04%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary cause of underperformance in the reporting period was the Fund’s underweight of stocks with very low cash flow, and weak stock selection
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among those stocks. For most of the year, the market was bidding up growth stocks with poor cash flow, as it was, for most of the year, a growth-leaning market. More recently, the market was investing in biotechnology stocks in hopes of finding a COVID-19 cure or vaccine. The Fund tends to avoid stocks with low cash flow and poor analyst conviction, cherry-picking among them for those that look stronger according to our complete set of fundamental and technical factors, so it missed many of the biotechnology stocks or sold out of them too early as they began to be expensive. The Fund’s sector exposures continued to remain close to R2000 weights; there were no significant overweights or underweights at the end of the fiscal year. Weak stock selection in the Health Care sector contributed the most to the Fund’s underperformance. Favorable stock selection in the Real Estate and Consumer Discretionary sectors provided a partial offset.
Individual stocks enhancing the Fund’s performance during the reporting period included Wingstop, Inc., Aaron’s, Inc. and Five9, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included Atkore International Group Inc., Jack in the Box Inc., and Whiting Petroleum Corporation.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSBFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
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8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with higher growth earning potential as defined by Russell’s leading style methodology.*
11	The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Core Fund from July 31, 2010 to July 31, 2020, compared to the Russell 2000® Index (R2000)2 and the Morningstar Small Blend Funds Average (MSBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2020
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple shares classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Periods Ended 7/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-13.74%	4.94%	10.84%
Class C Shares	-10.26%	5.35%	10.64%
Institutional Shares	-8.45%	6.41%	11.75%
Class R6 Shares[4]	-8.44%	6.34%	10.92%
R2000	-4.59%	5.10%	10.07%
MSBFA	-8.80%	3.57%	9.05%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer, and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund’s R6 Class commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund’s R6 class for each period for which the Fund’s R6 class gross expenses would have exceeded the actual expense paid by the Fund’s Institutional Share class.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	19.2%
Financials	16.5%
Information Technology	14.0%
Industrials	13.5%
Consumer Discretionary	13.5%
Real Estate	7.1%
Communication Services	3.7%
Consumer Staples	3.5%
Materials	3.1%
Utilities	2.9%
Energy	2.3%
Securities Lending Collateral[2]	9.1%
Cash Equivalents[3]	1.4%
Other Assets and Liabilities—Net[4]	(9.8)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2020
Shares			Value
		COMMON STOCKS—99.3%
		Communication Services—3.7%
101,875	[1]	AMC Networks, Inc.	$2,353,313
24,255	[1,2]	Bandwidth, Inc.	3,511,639
856,577	[1]	Cars.com, Inc.	6,955,405
72,313		Cogent Communications Holdings, Inc.	6,516,124
210,392	[1]	Consolidated Communications Holdings, Inc.	1,535,862
814,190	[2]	Emerald Holding, Inc.	2,214,597
37,005	[1]	EverQuote, Inc.	2,014,922
78,854	[1]	Yelp, Inc.	1,969,773
		TOTAL	27,071,635
		Consumer Discretionary—13.5%
29,428	[1,2]	1-800-FLOWERS.COM, Inc.	831,341
132,883		Aaron’s, Inc.	6,933,835
354,304	[1]	American Axle & Manufacturing Holdings, Inc.	2,501,386
26,092	[1,2]	Asbury Automotive Group, Inc.	2,613,114
56,728		BBX Capital Corporation	789,654
79,219		Big Lots, Inc.	3,116,475
188,218	[2]	Camping World Holdings, Inc.	6,892,543
59,327	[1,2]	Chegg, Inc.	4,803,707
312,195	[1,2]	Cooper-Standard Holding, Inc.	3,343,608
104,589	[2]	Dillards, Inc., Class A	2,463,071
130,331	[1,2]	Fossil, Inc.	431,396
9,276	[1,2]	Francesca’s Holdings Corp.	51,482
240,584	[1,2]	Funko, Inc.	1,332,835
191,197	[1]	G-III Apparel Group Ltd.	1,890,938
101,876	[1,2]	Groupon, Inc.	1,563,797
411,614	[1]	Houghton Mifflin Harcourt Co.	1,218,377
38,387	[1]	Installed Building Products, Inc.	3,036,796
9,835		Jack in the Box, Inc.	807,552
214,266	[1]	Laureate Education, Inc.	2,716,893
394,460	[2]	Macy’s, Inc.	2,390,428
24,181	[1,2]	Meritage Corp.	2,398,272
462,310	[1]	Modine Manufacturing Co.	2,514,966
79,393		Movado Group, Inc.	765,349
7,149	[1]	Murphy USA, Inc.	946,599
62,693		ODP Corp./The	1,383,635
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
28,848		Papa John’s International, Inc.	$2,731,040
19,131	[1]	Perdoceo Education Corp.	275,486
180,615		Rent-A-Center, Inc.	5,223,386
17,041	[1]	Skyline Corp.	481,067
187,565		Steven Madden Ltd.	3,972,627
299,051	[2]	Tupperware Brands Corp.	4,614,357
47,121	[1]	WW International, Inc.	1,214,779
107,358	[2]	Wingstop, Inc.	16,774,687
91,973	[1]	YETI Holdings, Inc.	4,496,560
		TOTAL	97,522,038
		Consumer Staples—3.5%
121,712	[2]	B&G Foods, Inc., Class A	3,518,694
172,142	[1]	BJ’s Wholesale Club Holdings, Inc.	6,894,287
110,355	[1,2]	Celsius Holdings, Inc.	1,618,908
57,731	[1]	Central Garden & Pet Co., Class A	2,000,379
140,348	[1]	elf Beauty, Inc.	2,506,615
26,598	[1]	Freshpet, Inc.	2,554,738
31,917		Ingles Markets, Inc., Class A	1,284,659
101,184	[2]	Inter Parfums, Inc.	4,137,414
29,343		SpartanNash Co.	616,937
27,430	[1,2]	United Natural Foods, Inc.	544,485
		TOTAL	25,677,116
		Energy—2.3%
55,232	[2]	Arch Resources, Inc.	1,713,297
279,889	[1,2]	CONSOL Energy, Inc.	1,645,747
105,185		CVR Energy, Inc.	2,019,552
50,456	[2]	DMC Global, Inc.	1,482,397
111,305	[1]	Gulf Island Fabrication, Inc.	329,463
332,604	[1,2]	Gulfport Energy Corp.	335,930
362,889	[1]	Newpark Resources, Inc.	685,860
218,333	[1]	Oceaneering International, Inc.	1,227,031
493,449	[1]	Oil States International, Inc.	2,210,651
1,079,141		Peabody Energy Corp.	3,366,920
201,818		SFL Corporation Ltd.	1,677,108
43,980	[1,2]	Tidewater, Inc.	273,556
		TOTAL	16,967,512
		Financials—16.5%
35,148		1st Source Corp.	1,164,102
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Shares			Value
		COMMON STOCKS—continued
		Financials—continued
25,434		American Equity Investment Life Holding Co.	$647,295
36,399		Argo Group International Holdings Ltd.	1,219,731
32,280		Artisan Partners Asset Management, Inc.	1,169,504
44,567		BancFirst Corp.	1,941,339
202,302		Berkshire Hills Bancorp, Inc.	2,014,928
446,227	[1]	Blucora, Inc.	5,261,016
100,194		Brightsphere Investment Group, Inc.	1,346,607
39,053		Brookline Bancorp, Inc.	374,714
53,781		CNO Financial Group, Inc.	812,093
95,190		Donegal Group, Inc., Class A	1,330,756
45,420		Eagle Bancorp, Inc.	1,366,234
41,227		Employers Holdings, Inc.	1,340,702
272,495	[1]	Ezcorp, Inc., Class A	1,558,671
54,486		Financial Institutions, Inc.	804,758
465,338	[2]	First BanCorp	2,531,439
272,091		First Bancorp, Inc.	5,621,400
39,672		First Cash, Inc.	2,286,694
145,788		First Foundation, Inc.	2,240,762
49,068	[1]	Goosehead Insurance, Inc.	5,070,196
31,706	[1]	Green Dot Corp.	1,607,177
46,590		Heartland Financial USA, Inc.	1,455,472
25,053		HomeStreet, Inc.	662,401
110,084	[2]	Horace Mann Educators Corp.	4,136,957
38,484		Independent Bank Corp.- Michigan	537,429
707,766		Investors Bancorp, Inc.	5,747,060
47,334	[2]	Kinsale Capital Group, Inc.	9,225,397
215,531		Meridian Bancorp, Inc.	2,458,131
364,356	[1]	NMI Holdings, Inc.	5,654,805
10,297	[1]	Nicolet Bankshares, Inc.	576,838
240,971		Northwest Bancshares, Inc.	2,373,564
99,532		Pacific Premier Bancorp, Inc.	2,091,167
29,016	[1,2]	Palomar Holdings, Inc.	2,650,321
152,400		Peapack-Gladstone Financial Corp.	2,481,072
71,155	[2]	Pennymac Financial Services, Inc.	3,433,940
63,543		Premier Financial Corp.	1,123,440
305,538		ProAssurance Corp.	4,491,409
146,879		QCR Holdings, Inc.	4,388,745
52,850		Radian Group, Inc.	788,522
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Shares			Value
		COMMON STOCKS—continued
		Financials—continued
257,500	[2]	Selective Insurance Group, Inc.	$13,992,550
69,635		State Auto Financial Corp.	1,080,039
41,900		TriCo Bancshares	1,173,200
21,310		UMB Financial Corp.	1,061,238
135,296		Waterstone Financial, Inc.	2,067,323
134,084		Western New England Bancorp, Inc.	675,783
171,039	[2]	WisdomTree Investments, Inc.	615,740
32,102	[1,2]	World Acceptance Corp.	2,385,179
		TOTAL	119,037,840
		Health Care—19.2%
121,929	[1]	ANI Pharmaceuticals, Inc.	3,610,318
14,082	[1]	Acceleron Pharma, Inc.	1,396,512
627,148	[1,2]	Acorda Therapeutics, Inc.	394,351
66,205	[1,3]	Adeptus Health, Inc., Class A	0
40,232	[1]	Adverum Biotechnologies, Inc.	674,691
187,426	[1]	Akebia Therapeutics, Inc.	2,093,548
36,566	[1]	Allogene Therapeutics, Inc.	1,340,875
85,046	[1]	Amphastar Pharmaceuticals, Inc.	1,702,621
253,622	[1]	AnaptysBio, Inc.	4,555,051
175,013	[1]	AngioDynamics, Inc.	1,445,607
75,854	[1,2]	Anika Therapeutics, Inc.	2,761,086
74,730	[1]	Arcus Biosciences, Inc.	1,470,686
545,846	[1]	Assertio Holdings, Inc.	491,589
54,073	[1]	AxoGen, Inc.	614,810
29,908	[1]	Axonics Modulation Technologies, Inc.	1,266,903
49,268	[1]	Biohaven Pharmaceutical Holding Co. Ltd.	3,155,123
41,161	[1]	Bioxcel Therapeutics, Inc.	1,867,063
54,647	[2]	CONMED Corp.	4,510,563
239,793	[1,2]	Catalyst Pharmaceutical Partners, Inc.	1,031,110
30,591	[1]	ChemoCentryx, Inc.	1,612,452
253,239	[1,2]	Community Health Systems, Inc.	1,261,130
166,048	[1]	Cue Biopharma, Inc.	3,139,968
111,381	[1]	Cutera, Inc.	1,584,952
16,986	[1,2]	Cytokinetics, Inc.	367,237
80,582	[1,2]	Denali Therapeutics, Inc.	1,887,230
44,343	[1]	Dicerna Pharmaceuticals, Inc.	953,375
12,455	[1]	Enanta Pharmaceuticals, Inc.	571,062
93,520	[1]	Fate Therapeutics, Inc.	2,924,370
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Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
77,719	[1]	G1 Therapeutics, Inc.	$1,140,138
129,377	[1]	GlycoMimetics, Inc.	509,745
39,030	[1]	Gossamer Bio, Inc.	465,238
24,445	[1]	Haemonetics Corp.	2,142,849
191,406	[1]	Halozyme Therapeutics, Inc.	5,204,329
91,390	[1]	Inogen, Inc.	2,805,673
106,916	[1]	Inovalon Holdings, Inc.	2,515,733
16,494	[1]	Inspire Medical Systems, Inc.	1,638,844
38,927	[1,2]	Intellia Therapeutics, Inc.	693,290
38,036	[1]	Intra-Cellular Therapies, Inc.	754,064
169,375	[1,2]	Ironwood Pharmaceuticals, Inc.	1,553,169
133,667	[1]	Kala Pharmaceuticals, Inc.	1,169,586
135,414	[1,2]	Kiniksa Pharmaceuticals Ltd.	2,643,281
90,347	[1,2]	Lannett Co., Inc.	537,565
19,502		LeMaitre Vascular, Inc.	571,994
628,152	[1,2]	Lexicon Pharmaceuticals, Inc.	1,218,615
23,938	[1,2]	Livongo Health, Inc.	3,046,111
49,232		Luminex Corp.	1,792,045
59,597	[1,2]	MEDNAX, Inc.	1,190,748
226,349	[1,2]	Mallinckrodt PLC	504,758
61,087	[1]	Medpace Holdings, Inc.	7,290,733
126,978	[1]	Mersana Therapeutics, Inc.	2,524,323
42,858	[1]	Molecular Templates, Inc., Class THL	470,152
81,849	[1]	Momenta Pharmaceuticals, Inc.	2,413,727
608,966	[1]	Myriad Genetics, Inc.	7,350,220
31,800	[1]	Novavax, Inc.	4,550,580
17,468	[1]	Omnicell, Inc.	1,227,826
49,927	[1,2]	Pacira BioSciences, Inc.	2,626,659
22,379	[1]	Prestige Consumer Healthcare, Inc.	832,275
91,828	[1]	Prevail Therapeutics, Inc.	1,374,665
151,214	[1,2]	Puma Biotechnology, Inc.	1,559,016
90,701	[1]	Recro Pharma, Inc.	370,967
27,670	[1]	Retrophin, Inc.	550,080
15,572	[1]	Rocket Pharmaceuticals, Inc.	366,409
80,581	[1]	Scholar Rock Holding Corp.	909,760
21,753	[1,2]	Schrodinger, Inc.	1,574,482
241,027	[1]	Select Medical Holdings Corp.	4,589,154
31,817	[1]	Shockwave Medical, Inc.	1,569,214
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Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
24,178	[1]	Supernus Pharmaceuticals, Inc.	$538,323
24,373	[1]	Syneos Health, Inc.	1,520,631
172,572	[1,2]	Tg Therapeutics, Inc.	3,378,960
18,387	[1]	Turning Point Therapeutics, Inc.	1,089,062
17,669	[1]	Twist Bioscience Corp.	990,171
28,414	[1]	Ultragenyx Pharmaceutical, Inc.	2,220,838
66,896	[1]	Vanda Pharmaceuticals, Inc.	674,312
122,006	[1,2]	Voyager Therapeutics, Inc.	1,350,606
38,589	[1]	Xencor, Inc.	1,161,143
35,611	[1]	Y-mAbs Therapeutics, Inc.	1,251,014
38,567	[1]	Zogenix, Inc.	917,509
28,995	[1,2]	Zynex, Inc.	554,384
		TOTAL	138,579,253
		Industrials—13.5%
225,173		AAR Corp.	3,877,479
124,356		Advanced Drainage System, Inc.	6,093,444
60,054	[1]	Aerojet Rocketdyne Holdings, Inc.	2,477,227
68,682		Albany International Corp., Class A	3,302,231
277,324		Apogee Enterprises, Inc.	5,987,425
20,219		ArcBest Corp.	614,455
14,528		Arcosa, Inc.	613,372
331,577	[1]	Astronics Corp.	2,884,720
118,737	[1,2]	Atlas Air Worldwide Holdings, Inc.	6,183,823
47,163		Barnes Group, Inc.	1,738,900
72,033	[1]	Builders Firstsource, Inc.	1,706,462
255,877	[1]	CECO Environmental Corp.	1,714,376
284,514		Costamare, Inc.	1,294,539
164,541	[1]	Echo Global Logistics, Inc.	4,124,220
53,709		Exponent, Inc.	4,514,779
293,561	[2]	Fluor Corp.	2,991,387
341,049	[1]	Foundation Building Materials, Inc.	4,682,603
94,660	[1]	Franklin Covey Co.	1,712,399
138,567	[1]	GMS, Inc.	3,246,625
346,355	[2]	Granite Construction, Inc.	5,874,181
69,230	[1]	Great Lakes Dredge & Dock Corp.	578,763
41,957		Heidrick & Struggles International, Inc.	848,790
33,816		Helios Technologies, Inc.	1,279,259
83,785		Hurco Co., Inc.	2,324,196
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
271,687	[1]	MRC Global, Inc.	$1,616,538
114,392	[1,2]	Mastec, Inc.	4,550,514
246,857	[1]	Mistras Group, Inc.	871,405
299,723	[1]	Now, Inc.	2,361,817
18,210		Rexnord Corp.	527,544
28,753	[1]	Siteone Landscape Supply, Inc.	3,681,247
150,360	[1]	Standard Plus Corp.	2,389,220
103,808		Steelcase, Inc., Class A	1,113,860
251,670	[1]	Team, Inc.	994,096
6,832		Tennant Co.	455,148
46,015		The Shyft Group, Inc.	868,763
175,241	[1]	Titan Machinery, Inc.	1,903,993
19,617	[1,2]	Trex Co., Inc.	2,733,237
172,194		Triumph Group, Inc.	1,167,475
5,661		Unifirst Corp.	1,055,663
39,465	[1]	Veritiv Corp.	604,209
		TOTAL	97,560,384
		Information Technology—14.0%
79,092	[1]	Amkor Technology, Inc.	1,075,256
78,182	[1,2]	Avaya Holdings Corp.	989,784
28,963		Benchmark Electronics, Inc.	589,687
95,173		Blackbaud, Inc.	5,952,119
137,718	[1]	Box, Inc.	2,472,038
60,258	[1]	Calix, Inc.	1,235,892
20,273	[1]	Commvault Systems, Inc.	893,634
108,606		Comtech Telecommunications Corp.	1,783,311
2,639,412	[1]	Conduent, Inc.	5,041,277
23,983	[1]	Cornerstone OnDemand, Inc.	851,636
82,990	[1]	Domo, Inc.	2,670,618
11,140	[1]	Envestnet, Inc.	904,568
36,917		Evertec, Inc.	1,146,273
21,121	[1]	Five9, Inc.	2,551,839
82,152	[1]	FormFactor, Inc.	2,369,264
146,238	[1,2]	GTT Communications, Inc.	921,299
127,518	[1]	Inphi Corp.	16,661,502
21,508	[1,2]	Intelligent Systems Corp.	652,123
16,305	[1]	j2 Global, Inc.	924,820
199,330	[1,2]	MA-COM Technology Solutions Holdings, Inc.	8,423,686
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
97,675		MTS Systems Corp.	$1,811,871
89,685		ManTech International Corp., Class A	6,240,282
15,067	[1]	MaxLinear, Inc.	381,948
119,896	[1,2]	Model N, Inc.	4,611,200
77,924	[1]	NeoPhotonics Corp.	709,888
13,244	[1]	Netgear, Inc.	407,253
20,124	[1]	OSI Systems, Inc.	1,427,999
33,331		Perspecta, Inc.	713,283
264,383	[2]	Plantronics, Inc.	5,285,016
10,053	[1]	Qualys, Inc.	1,241,344
60,593	[1]	SPS Commerce, Inc.	4,554,776
111,632	[1]	SVMK, Inc.	2,676,935
71,518	[1]	SailPoint Technologies Holding	2,252,817
13,821		Science Applications International Corp.	1,105,404
133,238	[1,2]	Secureworks Corp.	1,593,527
21,216	[1]	Sitime Corp.	1,127,630
51,536	[1]	Sprout Social, Inc.	1,488,875
211,152	[1,2]	Synchronoss Technologies, Inc.	696,802
32,780		TTEC Holdings, Inc.	1,555,739
63,766	[1]	Tenable Holdings, Inc.	2,163,580
6,655	[1,2]	Varonis Systems, Inc.	721,069
		TOTAL	100,877,864
		Materials—3.1%
264,258	[1,2]	Allegheny Technologies, Inc.	2,296,402
83,456		Boise Cascade Co.	3,888,215
26,780		Carpenter Technology Corp.	598,801
93,255		Commercial Metals Corp.	1,928,513
26,194		Domtar, Corp.	549,812
63,400		Fuller (H.B.) Co.	2,874,556
27,762		Haynes International, Inc.	509,710
18,186	[1]	Ingevity Corp.	1,063,517
61,688	[1]	Koppers Holdings, Inc.	1,552,687
155,575		Myers Industries, Inc.	2,342,959
76,006		O-I Glass, Inc.	793,503
178,898		SunCoke Energy, Inc.	570,685
74,498		Trinseo SA	1,616,607
122,955		Verso Corp.	1,501,281
		TOTAL	22,087,248
Annual Shareholder Report
14

Shares			Value
		COMMON STOCKS—continued
		Real Estate—7.1%
58,810		Alexander and Baldwin, Inc.	$695,134
161,131	[2]	CIM Commercial Trust Corp.	1,643,536
38,011		CareTrust REIT, Inc.	684,958
347,864		Chatham Lodging Trust	1,812,371
254,036		CoreCivic, Inc.	2,263,461
61,954	[2]	CorEnergy Infrastructure Trust, Inc.	542,717
351,268		Easterly Government Properties, Inc.	8,588,503
489,041		Independence Realty Trust	5,623,972
50,305		LTC Properties, Inc.	1,868,831
142,352	[2]	QTS Realty Trust, Inc.	10,242,226
195,928		RMR Group, Inc./The	5,634,889
120,106	[1,2]	Redfin Corp.	4,994,008
296,791		Sabra Health Care REIT, Inc.	4,374,699
218,754		Sunstone Hotel Investors, Inc.	1,636,280
69,093		Whitestone Project	456,014
		TOTAL	51,061,599
		Utilities—2.9%
44,423		Allete, Inc.	2,634,284
6,223	[2]	Chesapeake Utilities Corp.	525,781
171,167		Clearway Energy, Inc.	3,921,436
311,036		Portland General Electric Co.	13,726,019
		TOTAL	20,807,520
		TOTAL COMMON STOCKS (IDENTIFIED COST $663,991,472)	717,250,009
		INVESTMENT COMPANIES—10.5%
31,624,077		Federated Hermes Government Obligations Fund, Premier Shares, 0.10%[4]	31,624,077
44,494,142		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[4]	44,520,839
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $76,142,738)	76,144,916
		TOTAL INVESTMENT IN SECURITIES—109.8% (IDENTIFIED COST $740,134,210)[5]	793,394,925
		OTHER ASSETS AND LIABILITIES - NET—(9.8)%[6]	(70,656,549)
		TOTAL NET ASSETS—100%	$722,738,376
Annual Shareholder Report
15

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report
16

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2020, were as follows:
Affiliated	Balance of Shares Held 7/31/2019	Purchases/ Additions*	Sales/ Reductions*
Amphastar Pharmaceuticals, Inc.	—	85,046	—
AnaptysBio, Inc.	—	253,622	—
Ultragenyx Pharmaceutical, Inc.	—	31,765	(3,351)
Wingstop, Inc.	33,334	189,374	(115,350)
Affiliated Issuers no longer in the portfolio at period end	—	69,933	(69,933)
TOTAL OF AFFILIATED TRANSACTIONS	33,334	629,740	(188,634)
Annual Shareholder Report
17

Balance of Shares Held 7/31/2020	Value	Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/(Loss)*	Dividend Income*
85,046	$1,702,621	$(48,459)	$—	$—
253,622	$4,555,051	$379,491	$—	$—
28,414	$2,220,838	$112,557	$9,532	$276
107,358	$16,774,687	$7,256,504	$1,063,076	$44,909
—	$—	$—	$711,238	$—
474,440	$25,253,197	$7,700,093	$1,783,846	$45,185
*	A portion of the amount shown was recorded prior to the Fund having ownership of at least 5% of the voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 7/31/2019	37,415,748	84,083,002	121,498,750
Purchases/Additions	298,134,754	603,036,372	901,171,126
Sales/Reductions	(303,926,425)	(642,625,232)	(946,551,657)
Balance of Shares Held 7/31/2020	31,624,077	44,494,142	76,118,219
Value	$31,624,077	$44,520,839	$76,144,916
Change in Unrealized Appreciation/Depreciation	N/A	$(72)	$(72)
Net Realized Gain/(Loss)	N/A	$8,150	$8,150
Dividend Income	475,313	970,853	1,446,166
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees").
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $770,602,726.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Annual Shareholder Report
18

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$705,138,863	$—	$0	$705,138,863
International	12,111,146	—	—	12,111,146
Investment Companies	76,144,916	—	—	76,144,916
TOTAL SECURITIES	$793,394,925	$—	$0	$793,394,925
The following acronym is used throughout this portfolio:
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.87	$21.19	$18.69	$15.08	$15.66
Income From Investment Operations:
Net investment income (loss)[1]	0.04	0.01	(0.01)	(0.02)	0.03
Net realized and unrealized gain (loss)	(1.68)	(1.70)	3.38	3.78	1.02
TOTAL FROM INVESTMENT OPERATIONS	(1.64)	(1.69)	3.37	3.76	1.05
Less Distributions:
Distributions from net investment income	(0.04)	—	—	—	—
Distributions from net realized gain	—	(0.63)	(0.87)	(0.15)	(1.63)
TOTAL DISTRIBUTIONS	(0.04)	(0.63)	(0.87)	(0.15)	(1.63)
Net Asset Value, End of Period	$17.19	$18.87	$21.19	$18.69	$15.08
Total Return[2]	(8.71)%	(7.69)%	18.49%	24.97%	7.90%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.14%	1.14%	1.13%
Net investment income (loss)	0.24%	0.07%	(0.06)%	(0.13)%	0.19%
Expense waiver/reimbursement[4]	0.31%	0.22%	0.37%	0.55%	1.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,347	$68,546	$74,396	$37,031	$13,035
Portfolio turnover	223%	121%	88%	91%	189%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.58	$18.84	$16.83	$13.70	$14.48
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.12)	(0.14)	(0.14)	(0.07)
Net realized and unrealized gain (loss)	(1.47)	(1.51)	3.02	3.42	0.92
TOTAL FROM INVESTMENT OPERATIONS	(1.55)	(1.63)	2.88	3.28	0.85
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(0.63)	(0.87)	(0.15)	(1.63)
TOTAL DISTRIBUTIONS	—	(0.63)	(0.87)	(0.15)	(1.63)
Net Asset Value, End of Period	$15.03	$16.58	$18.84	$16.83	$13.70
Total Return[2]	(9.35)%	(8.35)%	17.60%	23.98%	7.12%
Ratios to Average Net Assets:
Net expenses[3]	1.88%	1.88%	1.89%	1.89%	1.88%
Net investment income (loss)	(0.51)%	(0.69)%	(0.81)%	(0.89)%	(0.56)%
Expense waiver/reimbursement[4]	0.23%	0.28%	0.38%	0.57%	1.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,720	$28,411	$30,072	$15,223	$3,422
Portfolio turnover	223%	121%	88%	91%	189%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.59	$21.94	$19.30	$15.54	$16.04
Income From Investment Operations:
Net investment income (loss)[1]	0.09	0.06	0.03	0.02	0.06
Net realized and unrealized gain (loss)	(1.74)	(1.76)	3.50	3.90	1.07
TOTAL FROM INVESTMENT OPERATIONS	(1.65)	(1.70)	3.53	3.92	1.13
Less Distributions:
Distributions from net investment income	(0.07)	(0.02)	(0.02)	—	—
Distributions from net realized gain	—	(0.63)	(0.87)	(0.16)	(1.63)
TOTAL DISTRIBUTIONS	(0.07)	(0.65)	(0.89)	(0.16)	(1.63)
Net Asset Value, End of Period	$17.87	$19.59	$21.94	$19.30	$15.54
Total Return[2]	(8.45)%	(7.45)%	18.78%	25.24%	8.24%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.89%	0.89%	0.88%
Net investment income	0.49%	0.31%	0.13%	0.10%	0.43%
Expense waiver/reimbursement[4]	0.18%	0.22%	0.34%	0.53%	1.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$574,041	$842,221	$708,805	$179,219	$24,529
Portfolio turnover	223%	121%	88%	91%	189%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,				Period Ended 7/31/2016[1]
	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.59	$21.94	$19.30	$15.54	$13.88
Income From Investment Operations:
Net investment income (loss)[2]	0.09	0.06	0.02	0.01	(0.01)
Net realized and unrealized gain (loss)	(1.74)	(1.76)	3.51	3.91	1.67
TOTAL FROM INVESTMENT OPERATIONS	(1.65)	(1.70)	3.53	3.92	1.66
Less Distributions:
Distributions from net investment income	(0.07)	(0.02)	(0.02)	—	—
Distributions from net realized gain	—	(0.63)	(0.87)	(0.16)	—
TOTAL DISTRIBUTIONS	(0.07)	(0.65)	(0.89)	(0.16)	—
Net Asset Value, End of Period	$17.87	$19.59	$21.94	$19.30	$15.54
Total Return[3]	(8.44)%	(7.45)%	18.78%	25.24%	11.96%
Ratios to Average Net Assets:
Net expenses[4]	0.87%	0.87%	0.88%	0.88%	0.87%[5]
Net investment income (loss)	0.49%	0.32%	0.08%	0.04%	(0.04)%[5]
Expense waiver/reimbursement[6]	0.08%	0.12%	0.26%	0.41%	0.97%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$47,631	$33,753	$13,374	$1,017	$0[7]
Portfolio turnover	223%	121%	88%	91%	189%[8]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7	Represents less than $1,000.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Assets and Liabilities
July 31, 2020
Assets:
Investment in securities, at value including $63,130,775 of securities loaned and $76,144,916 of investment in affiliated holdings* (identified cost $740,134,210)		$793,394,925
Income receivable		185,876
Income receivable from affiliated holdings		2,186
Receivable for investments sold		16,725,268
Receivable for shares sold		684,579
TOTAL ASSETS		810,992,834
Liabilities:
Payable for investments purchased	$16,199,182
Payable for shares redeemed	5,738,151
Payable for collateral due to broker for securities lending	65,944,077
Payable for investment adviser fee (Note 5)	14,008
Payable for administrative fee (Note 5)	1,559
Payable for distribution services fee (Note 5)	14,219
Payable for other service fees (Notes 2 and 5)	40,198
Accrued expenses (Note 5)	303,064
TOTAL LIABILITIES		88,254,458
Net assets for 40,863,428 shares outstanding		$722,738,376
Net Assets Consist of:
Paid-in capital		$785,579,052
Total distributable earnings (loss)		(62,840,676)
TOTAL NET ASSETS		$722,738,376
Annual Shareholder Report
24

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($78,346,521 ÷ 4,556,653 shares outstanding), no par value, unlimited shares authorized	$17.19
Offering price per share (100/94.50 of $17.19)	$18.19
Redemption proceeds per share	$17.19
Class C Shares:
Net asset value per share ($22,719,657 ÷ 1,511,985 shares outstanding), no par value, unlimited shares authorized	$15.03
Offering price per share	$15.03
Redemption proceeds per share (99.00/100 of $15.03)	$14.88
Institutional Shares:
Net asset value per share ($574,040,945 ÷ 32,129,720 shares outstanding), no par value, unlimited shares authorized	$17.87
Offering price per share	$17.87
Redemption proceeds per share	$17.87
Class R6 Shares:
Net asset value per share ($47,631,253 ÷ 2,665,070 shares outstanding), no par value, unlimited shares authorized	$17.87
Offering price per share	$17.87
Redemption proceeds per share	$17.87
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Statement of Operations
Year Ended July 31, 2020
Investment Income:
Dividends (including $190,663 received from affiliated companies and holdings* and net of foreign taxes withheld of $38,118)			$10,119,862
Net income on securities loaned (includes $1,300,688 earned from affiliated company and holdings* related to cash collateral balances) (Note 2)			1,535,522
TOTAL INCOME			11,655,384
Expenses:
Investment adviser fee (Note 5)		$6,800,894
Administrative fee (Note 5)		670,710
Custodian fees		100,857
Transfer agent fees (Note 2)		1,123,472
Directors’/Trustees’ fees (Note 5)		6,441
Auditing fees		28,800
Legal fees		7,722
Portfolio accounting fees		153,698
Distribution services fee (Note 5)		194,337
Other service fees (Notes 2 and 5)		262,571
Share registration costs		92,592
Printing and postage		71,709
Miscellaneous (Note 5)		37,891
TOTAL EXPENSES		9,551,694
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(663,439)
Reimbursement of other operating expenses (Notes 2 and 5)	(921,362)
TOTAL WAIVER AND REIMBURSEMENTS		(1,584,801)
Net expenses			7,966,893
Net investment income			3,688,491
Annual Shareholder Report
26

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $1,791,996 on sales of investments in affiliated companies and holding*)	$(93,227,069)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $7,700,021 on investments in affiliated companies and holding*)	(25,083,286)
Net realized and unrealized gain (loss) on investments	(118,310,355)
Change in net assets resulting from operations	$(114,621,864)
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
27

Statement of Changes in Net Assets
Year Ended July 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,688,491	$2,379,523
Net realized loss	(93,227,069)	(6,860,147)
Net change in unrealized appreciation/depreciation	(25,083,286)	(64,875,679)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(114,621,864)	(69,356,303)
Distributions to Shareholders:
Class A Shares	(241,559)	(2,316,631)
Class C Shares	—	(1,156,337)
Institutional Shares	(3,139,873)	(24,309,562)
Class R6 Shares	(217,595)	(927,672)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,599,027)	(28,710,202)
Share Transactions:
Proceeds from sale of shares	332,219,364	662,037,597
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	244,171,911	—
Net asset value of shares issued to shareholders in payment of distributions declared	3,176,105	26,997,492
Cost of shares redeemed	(711,539,671)	(444,684,151)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(131,972,291)	244,350,938
Change in net assets	(250,193,182)	146,284,433
Net Assets:
Beginning of period	972,931,558	826,647,125
End of period	$722,738,376	$972,931,558
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
28

Notes to Financial Statements
July 31, 2020
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund’s T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”), each an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by each Acquired Funds’ shareholders on November 5, 2019. The purpose of the transaction was to combine portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
Annual Shareholder Report
29

For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
PNC Fund	Share Class Exchanged	Fund Shares Received
Multi-Factor Small Cap Core Fund	A	1.172 Class A Shares
	C	1.333 Class C Shares
	I	1.137 Institutional Shares
	R6	1.135 Class R6 Shares
Multi-Factor Small Cap Value Fund	A	1.042 Class A Shares
	C	1.039 Class C Shares
	I	1.102 Institutional Shares
Small Cap Fund	A	0.494 Class A Shares
	C	0.391 Class C Shares
	I	0.529 Institutional Shares
The Fund received net assets from the Acquired Funds as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Funds’ Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
12,798,626	$244,171,911	$71,610,835	$881,235,561	$1,125,407,472
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment income	$4,044,354
Net realized and unrealized gain (loss) on investments	(123,022,814)
Net decrease in net assets resulting from operations	$(118,978,460)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s Statement of Operations and Statement of Change in Net Assets, respectively, as of July 31, 2020.
Prior to June 29, 2020, the name of the Trust and Fund was Federated MDT Series and Federated MDT Small Cap Core Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
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Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an
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investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on
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the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,584,801 is disclosed in Note 2 and Note 5. For the year ended July 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$207,072	$(185,559)
Class C Shares	47,763	(40,016)
Institutional Shares	861,494	(695,787)
Class R6 Shares	7,143	—
TOTAL	$1,123,472	$(921,362)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$198,954
Class C Shares	63,617
TOTAL	$262,571
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
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As of July 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$63,130,775	$65,944,077
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,048,052	$17,685,551	1,917,717	$36,807,080
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	3,213,962	59,940,394	—	—
Shares issued to shareholders in payment of distributions declared	11,235	216,722	130,070	2,238,511
Shares redeemed	(3,349,156)	(57,418,270)	(1,926,776)	(36,450,543)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	924,093	$20,424,397	121,011	$2,595,048

Year Ended July 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	212,811	$3,235,458	816,518	$14,448,516
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	474,115	7,751,772	—	—
Shares issued to shareholders in payment of distributions declared	—	—	69,154	1,050,441
Shares redeemed	(888,543)	(13,324,178)	(768,042)	(12,785,661)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(201,617)	$(2,336,948)	117,630	$2,713,296
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Year Ended July 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,340,991	$281,920,986	29,605,182	$578,572,031
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	8,269,174	160,173,907	—	—
Shares issued to shareholders in payment of distributions declared	140,423	2,809,864	1,278,403	22,792,305
Shares redeemed	(35,614,006)	(613,866,572)	(20,198,281)	(386,462,699)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(10,863,418)	$(168,961,815)	10,685,304	$214,901,637

Year Ended July 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,624,311	$29,377,369	1,525,579	$32,209,970
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	841,375	16,305,838	—	—
Shares issued to shareholders in payment of distributions declared	7,469	149,519	51,362	916,235
Shares redeemed	(1,530,700)	(26,930,651)	(463,823)	(8,985,248)
NET CHANGE RESULTING FROM CLASS R6 SHARES TRANSACTIONS	942,455	$18,902,075	1,113,118	$24,140,957
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(9,198,487)	$(131,972,291)	12,037,063	$244,350,938
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from capital loss carryforwards and open wash sales deferrals on Acquired Funds.
For the year ended July 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$2,226,630	$(2,226,630)
Net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$3,599,027	$21,486,437
Long-term capital gains	$—	$7,223,765
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,497,602
Unrealized appreciation	$22,792,199
Capital loss carryforwards	$(87,130,477)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2020, the cost of investments for federal tax purposes was $770,602,726. The net unrealized appreciation of investments for federal tax purposes was $22,792,199. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $79,295,493 and net unrealized depreciation from investments for those securities having an excess of cost over value of $56,503,294.
As of July 31, 2020, the Fund had a capital loss carryforward of $87,130,477 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$71,706,011	$15,424,466	$87,130,477
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2020, the Adviser voluntarily waived $605,006 of its fee and
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voluntarily reimbursed $921,362 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2020, the Adviser reimbursed $58,433.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$194,337
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2020, FSC retained $46,219 of fees paid by the Fund. For the year ended July 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Other Service Fees
For the year ended July 31, 2020, FSSC received $2,024 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2020, FSC retained $3,266 in sales charges from the sale of Class A Shares. FSC also retained $7,638 and $2,877 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2020, were as follows:
Purchases	$1,873,885,080
Sales	$2,065,946,544
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of
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trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2020, the Fund had no outstanding loans. During the year ended July 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2020, there were no outstanding loans. During the year ended July 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2020, 100.00% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2020, 100.00% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Core Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Core Fund (formerly, Federated MDT Small Cap Core Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (formerly, Federated MDT Series) (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated Hermes MDT Series) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 22, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$920.20	$5.39
Class C Shares	$1,000	$917.60	$8.96
Institutional Shares	$1,000	$922.10	$4.21
Class R6 Shares	$1,000	$925.20	$4.16
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.20	$5.67
Class C Shares	$1,000	$1,015.50	$9.42
Institutional Shares	$1,000	$1,020.50	$4.42
Class R6 Shares	$1,000	$1,020.50	$4.37
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, and Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated MDT Small Cap Core Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT SMALL CAP CORE FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the five-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and three-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-year three-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
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Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
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The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
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Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes MDT Small Cap Core Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes MDT Small Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2020
Share Class | Ticker	A | QASGX	C | QCSGX
	Institutional | QISGX	R6 | QLSGX

Federated Hermes MDT Small Cap Growth Fund
(formerly, Federated MDT Small Cap Growth Fund)
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
(formerly, Federated MDT Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT Small Cap Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2019 through July 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2020, was 2.53% for Class A Shares, 1.82% for Class C Shares, 2.79% for Institutional Shares and 2.87% for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was 6.00% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 8.82% during the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000G.
MARKET OVERVIEW
The twelve months of this reporting period, culminating with the COVID-19 pandemic, saw huge volatility in the domestic market. Despite the dramatic decline and recovery in the first half of 2020, the whole market Russell 3000® Index3 was up 10.93% for the full period. However, looking more deeply at the subindexes revealed the wildness of the market. Large caps dominated small caps:4 the mega-cap Russell Top 200® Index5 returned 15.84%, while the Russell Midcap® Index6 returned 2.04% and the small-cap Russell 2000® Index7 returned -4.59%. In addition, once again, growth dominated value: the Russell 3000® Growth Index8 returned 28.24% while the Russell 3000® Value Index9 returned -6.67%. The largest spread between growth and value in one capitalization range this year was almost 38 percentage points: the mega-cap Russell Top 200® Growth Index10 returned 33.06% while the Russell Top 200® Value11 Index returned -4.80%.
The best performing sectors in the R2000G during the reporting period were Health Care (17.61%), Information Technology (9.77%), Consumer Staples (3.90%) and Consumer Discretionary (3.81%). Underperforming sectors during the same period included Energy (-50.05%), Materials (-8.81%) and Communication Services (-8.35%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary cause of underperformance during the reporting period was the Fund’s underweight of stocks with very low cash flow and negative analyst
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conviction, and weak stock selection among those stocks. For most of the year, the market was bidding up growth stocks with poor cash flow, as it was a growth-leaning market. More recently, the market was investing in biotechnology stocks in hopes of finding one with a COVID-19 cure or vaccine. The Fund tends to avoid stocks with low cash flow and poor analyst conviction, cherry-picking among them for those that look stronger according to our complete set of fundamental and technical factors, so it missed many of the biotechnology stocks or sold out of them too early as they began to be expensive. A partial offset to the underperformance was favorable stock selection among stocks with very low cash flow but more favorable analyst conviction. The Fund’s sector exposures continued to remain close to R2000G weights; there were no significant overweights or underweights at the end of the fiscal year. Weak stock selection in the Health Care sector contributed the most to Fund underperformance. Favorable stock selection in the Consumer Discretionary sector provided a partial offset.
Individual stocks enhancing the Fund’s performance included Aaron’s, Inc., Five9, Inc. and Wingstop, Inc..
Individual stocks detracting from the Fund’s performance included Atkore International Group Inc., Essent Group Ltd. and Quidel Corporation.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected.*
4	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index
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membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
8	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
10	The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with higher growth earning potential as defined by Russell’s leading style methodology.*
11	The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Growth Fund from July 31, 2010 to July 31, 2020, compared to the Russell 2000 Growth® Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2020
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.12%	8.43%	13.39%
Class C Shares	0.82%	8.84%	13.18%
Institutional Shares	2.79%	9.93%	14.32%
Class R6 Shares[4]	2.87%	9.91%	14.18%
R2000G	6.00%	7.49%	12.58%
MSGFA	8.82%	9.42%	12.92%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2	The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund’s Class R6 Shares commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	31.1%
Information Technology	21.4%
Consumer Discretionary	12.6%
Industrials	12.0%
Financials	5.5%
Consumer Staples	4.3%
Real Estate	4.1%
Communication Services	3.9%
Materials	2.3%
Utilities	0.7%
Energy	0.6%
Securities Lending Collateral[2]	11.6%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities—Net[4]	(11.6)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2020
Shares			Value
		COMMON STOCKS—98.5%
		Communication Services—3.9%
43,585	[1,2]	Bandwidth, Inc.	$6,310,236
21,666	[2]	CarGurus, Inc.	625,931
721,246	[2]	Cars.com, Inc.	5,856,518
108,709	[1]	Cogent Communications Holdings, Inc.	9,795,768
63,316	[2]	EverQuote, Inc.	3,447,556
114,447	[2]	Yelp, Inc.	2,858,886
		TOTAL	28,894,895
		Consumer Discretionary—12.6%
181,949		Aaron’s, Inc.	9,494,099
34,040	[2]	Asbury Automotive Group, Inc.	3,409,106
26,488		Big Lots, Inc.	1,042,038
145,920	[1]	Camping World Holdings, Inc.	5,343,590
4,954	[2]	Cavco Industries, Inc.	992,435
84,788	[1,2]	Chegg, Inc.	6,865,284
7,362	[2]	Deckers Outdoor Corp.	1,540,498
107,064	[1]	Falcon Minerals Corp	268,731
372,934	[1,2]	Funko, Inc.	2,066,054
66,806	[1,2]	Groupon, Inc.	1,025,472
2,896	[2]	Helen of Troy Ltd.	545,172
47,906	[2]	Installed Building Products, Inc.	3,789,844
12,082		Jack in the Box, Inc.	992,053
27,464	[1,2]	Lovesac Co./The	872,806
41,624	[2]	Murphy USA, Inc.	5,511,434
8,103	[2]	Overstock.com, Inc.	612,506
56,763		Papa Johns International, Inc.	5,373,753
68,030	[2]	Perdoceo Education Corp.	979,632
323,223	[2]	PlayAGS, Inc.	1,092,494
114,814		Rent-A-Center, Inc.	3,320,421
81,016	[2]	Skyline Corp.	2,287,082
67,307	[2]	Sportsman’s Warehouse Holdings, Inc.	1,082,969
419,554		Steven Madden Ltd.	8,886,154
3,951	[2]	TopBuild Corp.	521,216
48,897	[2]	WW International, Inc.	1,260,565
125,478	[1]	Wingstop, Inc.	19,605,937
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Shares			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
114,919	[2]	YETI Holdings, Inc.	$5,618,390
		TOTAL	94,399,735
		Consumer Staples—4.3%
138,838	[1]	B&G Foods, Inc., Class A	4,013,807
275,349	[2]	BJ’s Wholesale Club Holdings, Inc.	11,027,727
183,344	[1,2]	Celsius Holdings, Inc.	2,689,656
127,252	[2]	elf Beauty, Inc.	2,272,721
82,819	[2]	Freshpet, Inc.	7,954,765
108,586		Inter Parfums, Inc.	4,440,082
		TOTAL	32,398,758
		Energy—0.6%
183,481	[1,2]	CONSOL Energy, Inc.	1,078,868
22,459	[1]	DMC Global, Inc.	659,846
464,014	[2]	Propetro Holding Corp.	2,491,755
		TOTAL	4,230,469
		Financials—5.5%
30,404		Artisan Partners Asset Management, Inc.	1,101,537
560,096	[2]	Blucora, Inc.	6,603,532
24,541		CNB Financial Corp.	400,755
46,529		First Cash, Inc.	2,681,932
47,843	[2]	Goosehead Insurance, Inc.	4,943,617
33,350	[1]	Guaranty Bancshares, Inc.	903,785
24,939	[1]	Kinsale Capital Group, Inc.	4,860,611
206,303	[2]	NMI Holdings, Inc.	3,201,823
41,197	[1,2]	Palomar Holdings, Inc.	3,762,934
184,957	[1]	Selective Insurance Group, Inc.	10,050,563
51,679		State Auto Financial Corp.	801,541
22,565	[1,2]	World Acceptance Corp.	1,676,579
		TOTAL	40,989,209
		Health Care—31.1%
166,015	[1,2]	ANI Pharmaceuticals, Inc.	4,915,704
10,906	[2]	Acceleron Pharma, Inc.	1,081,548
142,399	[1,2]	Acer Therapeutics, Inc.	531,148
51,904	[2,3]	Adeptus Health, Inc.	0
63,544	[2]	Adverum Biotechnologies, Inc.	1,065,633
100,332	[2]	Akebia Therapeutics, Inc.	1,120,708
26,278	[2]	Alector, Inc.	411,776
56,070	[2]	Allogene Therapeutics, Inc.	2,056,087
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
135,728	[2]	Amicus Therapeutics, Inc.	$1,961,270
76,991	[2]	Amneal Pharmaceuticals, Inc	333,371
324,722	[2]	AnaptysBio, Inc.	5,832,007
28,179	[1,2]	Applied Therapeutics, Inc.	727,018
18,621	[1,2]	Arcturus Therapeutics Holdings, Inc.	972,575
47,381	[2]	Arcus Biosciences, Inc.	932,458
149,494	[2]	AxoGen, Inc.	1,699,747
65,009	[1,2]	Axonics Modulation Technologies, Inc.	2,753,781
9,973	[1,2]	Axsome Therapeutics, Inc.	711,374
93,698	[2]	Biohaven Pharmaceutical Holding Co. Ltd.	6,000,420
36,437	[1,2]	BioSig Technologies, Inc.	328,662
43,267	[2]	Bioxcel Therapeutics, Inc.	1,962,591
34,593		CONMED Corp.	2,855,306
373,362	[2]	Catalyst Pharmaceutical Partners Inc.	1,605,457
46,003	[2]	ChemoCentryx, Inc.	2,424,818
18,587	[1,2]	Co-Diagnostics, Inc.	446,088
26,895	[1,2]	Collegium Pharmaceutical, Inc.	424,403
24,101	[1,2]	Corcept Therapeutics, Inc.	360,310
281,779	[2]	Cross Country Healthcare, Inc.	1,827,337
147,652	[2]	Cue Biopharma, Inc.	2,792,099
100,851	[2]	Cutera, Inc.	1,435,110
160,463	[1,2]	Denali Therapeutics, Inc.	3,758,044
56,416	[2]	Dicerna Pharmaceuticals, Inc.	1,212,944
29,629	[2]	Emergent BioSolutions, Inc.	3,295,930
60,214	[1,2]	Enanta Pharmaceuticals, Inc.	2,760,812
21,723		Ensign Group, Inc.	999,041
98,254	[1,2]	Fate Therapeutics, Inc.	3,072,403
185,359	[2]	G1 Therapeutics, Inc.	2,719,217
48,284	[2]	Globus Medical, Inc.	2,326,323
369,402	[2]	GlycoMimetics, Inc.	1,455,444
42,660	[2]	Gossamer Bio, Inc.	508,507
26,605	[2]	Haemonetics Corp.	2,332,194
210,816	[2]	Halozyme Therapeutics, Inc.	5,732,087
90,277	[2]	Immunomedics, Inc.	3,812,398
89,047	[1,2]	Inogen, Inc.	2,733,743
126,648	[1,2]	Inovalon Holdings, Inc.	2,980,027
42,565	[1,2]	Inovio Pharmaceuticals, Inc.	827,464
39,378	[2]	Inspire Medical Systems, Inc.	3,912,598
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
75,467	[1,2]	Intellia Therapeutics, Inc.	$1,344,067
18,888	[2]	Intra-Cellular Therapies, Inc.	374,455
18,990	[2]	Invitae Corp.	554,508
381,414	[1,2]	Ironwood Pharmaceuticals, Inc.	3,497,566
194,896	[2]	Kadmon Holdings, Inc.	713,319
139,761	[2]	Kala Pharmaceuticals, Inc.	1,222,909
238,147	[1,2]	Kiniksa Pharmaceuticals Ltd.	4,648,629
19,279	[2]	Kura Oncology, Inc.	316,947
96,760	[1]	LeMaitre Vascular, Inc.	2,837,971
1,066,432	[1,2]	Lexicon Pharmaceuticals, Inc.	2,068,878
29,193	[1,2]	Livongo Health, Inc.	3,714,809
76,080	[1,2]	Medpace Holdings, Inc.	9,080,148
145,572	[2]	Mersana Therapeutics, Inc.	2,893,971
14,804	[2]	Mirati Therapeutics, Inc.	1,795,873
31,086	[2]	Molecular Templates, Inc., Class THL	341,013
132,996	[1,2]	Momenta Pharmaceuticals, Inc.	3,922,052
8,402	[2]	Morphic Holding, Inc.	189,129
17,025	[2]	Myokardia, Inc.	1,534,463
568,099	[2]	Myriad Genetics, Inc.	6,856,955
19,463	[2]	Natera, Inc.	934,613
42,419	[2]	NextGen Healthcare, Inc.	620,166
25,013	[2]	Novavax, Inc.	3,579,360
39,223	[2]	NuVasive, Inc.	2,241,202
23,641	[1,2]	Odonate Therapeutics, Inc.	859,823
87,031	[2]	Omnicell, Inc.	6,117,409
34,780	[2]	Orthofix Medical, Inc.	1,068,094
36,796	[1,2]	PTC Therapeutics, Inc.	1,704,759
94,290	[1,2]	Pacira BioSciences, Inc.	4,960,597
85,268	[2]	Prevail Therapeutics, Inc.	1,276,462
9,254	[2]	Principia Biopharma, Inc.	773,634
274,222	[1,2]	Puma Biotechnology, Inc.	2,827,229
61,673	[2]	R1 RCM, Inc.	843,070
158,800	[2]	Recro Pharma, Inc.	649,492
6,876	[2]	Repligen Corp.	1,037,657
31,755	[2]	Rocket Pharmaceuticals, Inc.	747,195
350,415	[2]	Savara, Inc.	697,326
69,730	[2]	Scholar Rock Holding Corp.	787,252
37,487	[1,2]	Schrodinger, Inc.	2,713,309
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
292,728	[2]	Select Medical Holdings Corp.	$5,573,541
39,763	[2]	Shockwave Medical, Inc.	1,961,111
24,554	[1]	Simulations Plus, Inc.	1,728,602
71,471	[2]	Supernus Pharmaceuticals, Inc.	1,591,302
27,831	[2]	Syneos Health, Inc.	1,736,376
8,999	[2]	Tandem Diabetes Care, Inc.	940,036
22,648	[2]	Teladoc, Inc.	5,381,844
178,843	[1,2]	Tg Therapeutics, Inc.	3,501,746
28,782	[2]	Turning Point Therapeutics, Inc.	1,704,758
72,069	[2]	Twist Bioscience Corp.	4,038,747
35,121	[1]	U.S. Physical Therapy, Inc.	2,917,150
57,381	[1,2]	Ultragenyx Pharmaceutical, Inc.	4,484,899
259,652	[2]	VBI Vaccines, Inc.	1,056,784
207,043	[2]	Vanda Pharmaceuticals, Inc.	2,086,993
32,848	[2]	Vapotherm, Inc.	1,715,980
39,172	[1,2]	Vaxart, Inc.	367,825
46,860	[1,2]	Viela Bio, Inc.	1,715,545
314,317	[1,2]	Viewray, Inc.	870,658
121,528	[2]	Voyager Therapeutics, Inc.	1,345,315
186,449	[2]	Xencor, Inc.	5,610,250
59,139	[2]	Y-mAbs Therapeutics, Inc.	2,077,553
79,097	[2]	Zogenix, Inc.	1,881,718
78,833	[1,2]	Zynex, Inc.	1,507,287
		TOTAL	232,150,313
		Industrials—12.0%
14,765		AZZ, Inc.	466,279
114,844		Advanced Drainage System, Inc.	5,627,356
127,434	[1,2]	Aerojet Rocketdyne Holdings, Inc.	5,256,652
20,649	[2]	Aerovironment, Inc.	1,580,681
51,903		Albany International Corp., Class A	2,495,496
303,385		Apogee Enterprises, Inc.	6,550,082
294,749	[2]	Astronics Corp.	2,564,316
57,785	[1,2]	Atlas Air Worldwide Holdings, Inc.	3,009,443
72,588		Barnes Group, Inc.	2,676,320
155,671	[2]	Builders Firstsource, Inc.	3,687,846
163,237	[2]	Echo Global Logistics, Inc.	4,091,535
56,487		Enerpac Tool Group Corp.	1,067,604
71,233	[1]	Exponent, Inc.	5,987,846
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
23,670		Federal Signal Corp.	$731,640
155,615	[2]	Foundation Building Materials, Inc.	2,136,594
104,346	[2]	Franklin Covey Co.	1,887,619
162,711	[2]	GMS, Inc.	3,812,319
371,360	[1]	Granite Construction, Inc.	6,298,266
132,267		Heidrick & Struggles International, Inc.	2,675,761
79,406		Helios Technologies, Inc.	3,003,929
510,043	[2]	MRC Global, Inc.	3,034,756
45,143	[1,2]	Mastec, Inc.	1,795,789
253,186	[2]	Mistras Group, Inc.	893,747
76,770	[2]	PGT, Inc.	1,310,464
63,758	[1,2]	Plug Power, Inc.	491,574
127,691		REV Group, Inc.	829,991
18,846		Rexnord Corp.	545,969
23,830	[2]	SPX Corp.	1,000,860
54,653	[2]	Siteone Landscape Supply, Inc.	6,997,224
11,065		Tennant Co.	737,150
197,470	[2]	Thermon Group Holdings, Inc.	2,675,718
16,461	[2]	Trex Co., Inc.	2,293,511
125,781		Triumph Group, Inc.	852,795
164,326	[2]	Welbilt, Inc.	999,102
		TOTAL	90,066,234
		Information Technology—21.4%
44,606	[2]	Amkor Technology, Inc.	606,419
19,431		Badger Meter, Inc.	1,216,381
172,141		Blackbaud, Inc.	10,765,698
198,446	[2]	Box, Inc.	3,562,106
53,548	[2]	Calix, Inc.	1,098,269
150,254	[2]	ChannelAdvisor Corp.	3,060,674
166,412	[1,2]	Coda Octopus Group, Inc.	960,197
122,276	[2]	Commvault Systems, Inc.	5,389,926
56,680	[1,2]	Cornerstone OnDemand, Inc.	2,012,707
97,728	[1,2]	Domo, Inc.	3,144,887
36,747	[2]	Envestnet, Inc.	2,983,856
209,900		Evertec, Inc.	6,517,395
58,808	[1,2]	Five9, Inc.	7,105,183
115,414	[2]	FormFactor, Inc.	3,328,540
112,371	[1,2]	GTT Communications, Inc.	707,937
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
129,785	[2]	Inphi Corp.	$16,957,708
86,557	[1,2]	Intelligent Systems Corp.	2,624,408
59,159	[1,2]	j2 Global, Inc.	3,355,498
167,791	[2]	MA-COM Technology Solutions Holdings, Inc.	7,090,848
92,323		MTS Systems Corp.	1,712,592
29,759	[1]	Maximus, Inc.	2,208,415
57,353	[2]	MaxLinear, Inc.	1,453,899
211,819	[1,2]	Model N, Inc.	8,146,559
58,559	[1,2]	OSI Systems, Inc.	4,155,347
66,487	[2]	Perficient, Inc.	2,606,955
82,175		Perspecta, Inc.	1,758,545
14,159	[2]	Ping Identity Holding Corp.	486,503
237,511	[1]	Plantronics, Inc.	4,747,845
94,830	[2]	Qualys, Inc.	11,709,608
125,320	[2]	SPS Commerce, Inc.	9,420,304
169,594	[2]	SVMK Inc.	4,066,864
178,888	[2]	SailPoint Technologies Holding	5,634,972
168,906	[1,2]	Secureworks Corp.	2,020,116
55,393	[2]	Semtech Corp.	3,087,052
38,866	[2]	Sitime Corp.	2,065,728
23,531	[2]	Sprout Social, Inc.	679,811
23,098	[2]	Synaptics, Inc.	1,848,302
80,276		TTEC Holdings, Inc.	3,809,899
112,057	[2]	Tenable Holdings, Inc.	3,802,094
17,627	[1,2]	Varonis Systems, Inc.	1,909,885
		TOTAL	159,819,932
		Materials—2.3%
110,275		Boise Cascade Co.	5,137,712
19,142		Compass Minerals International, Inc.	975,093
61,372		Fuller (H.B.) Co.	2,782,607
132,089	[2]	Koppers Holdings, Inc.	3,324,680
241,569		Myers Industries, Inc.	3,638,029
86,100	[2,3]	Rentech, Inc.	0
103,128	[2]	Ryerson Holding Corp.	580,611
34,854		Verso Corp.	425,567
		TOTAL	16,864,299
		Real Estate—4.1%
134,988		Easterly Government Properties, Inc.	3,300,457
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Real Estate—continued
75,276	[1]	LTC Properties, Inc.	$2,796,503
166,306	[1]	QTS Realty Trust, Inc.	11,965,717
248,369		RMR Group, Inc./The	7,143,092
124,281	[1,2]	Redfin Corp.	5,167,604
		TOTAL	30,373,373
		Utilities—0.7%
12,552		American States Water Co.	964,998
38,099	[1]	California Water Service Group	1,785,700
16,759		Chesapeake Utilities Corp.	1,415,968
5,944		Middlesex Water Co.	380,772
13,540		ONE Gas, Inc.	1,024,978
		TOTAL	5,572,416
		TOTAL COMMON STOCKS (IDENTIFIED COST $626,853,910)	735,759,633
		INVESTMENT COMPANIES—13.1%
35,185,159		Federated Hermes Government Obligations Fund, Premier Shares, 0.10%[4]	35,185,159
62,834,182		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.21%[4]	62,871,883
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $98,057,042)	98,057,042
		TOTAL INVESTMENT IN SECURITIES-111.6% (IDENTIFIED COST $724,910,952)[5]	833,816,675
		OTHER ASSETS AND LIABILITIES—NET—(11.6)%[6]	(86,639,650)
		TOTAL NET ASSETS—100%	$747,177,025
Annual Shareholder Report
14

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2020, were as follows:
	Balance of Shares Held 7/31/2019	Purchases/ Additions*	Sales/ Reductions*
Consumer Discretionary:
Wingstop, Inc.	54,313	223,310	(152,145)
Health Care:
Alector, Inc.	—	147,830	(121,552)
AnaptysBio, Inc.	—	342,809	(18,087)
Arcturus Therapeutics Holdings, Inc.	—	18,621	—
Ultragenyx Pharmaceutical, Inc.	—	84,671	(27,290)
Affiliated issuers no longer in the portfolio at period end	—	101,939	(101,939)
TOTAL OF AFFILIATED TRANSACTIONS	54,313	919,180	(421,013)
Annual Shareholder Report
15

Balance of Shares Held 7/31/2020	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)*	Dividend Income*

125,478	$19,605,937	$8,586,180	$646,004	$67,409

26,278	$411,776	$(32,945)	$(626,622)	$—
324,722	$5,832,007	$494,533	$18,481	$—
18,621	$972,575	$7,392	$—	$—
57,381	$4,484,899	$444,139	$(366,707)	$—
—	$—	$—	$1,042,769	$—
552,480	$31,307,194	$9,499,299	$713,925	$67,409
*	A portion of the amount shown was recorded when the Fund did not have ownership of at least 5% of the voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total Affiliated Transactions
Balance of Shares Held 7/31/2019	34,589,446	67,411,680	102,001,126
Purchases/Additions	275,581,070	587,766,486	863,347,556
Sales/Reductions	(274,985,357)	(592,343,984)	(867,329,341)
Balance of Shares Held 7/31/2020	35,185,159	62,834,182	98,019,341
Value	$35,185,159	$62,871,883	$98,057,042
Change in Unrealized Appreciation/Depreciation	N/A	$(4,832)	$(4,832)
Net Realized Gain/(Loss)	N/A	$ 5,305	$ 5,305
Dividend Income	$444,239	$857,097	$1,301,336
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	Non-income-producing security.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees").
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $739,870,583.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
16

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$723,508,628	$—	$0	$723,508,628
International	12,251,005	—	—	12,251,005
Investment Companies	98,057,042	—	—	98,057,042
TOTAL SECURITIES	$833,816,675	$—	$0	$833,816,675
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.30	$25.67	$21.89	$17.66	$20.49
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.08)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	0.66	(0.84)	5.09	4.63	0.32
TOTAL FROM INVESTMENT OPERATIONS	0.59	(0.92)	4.98	4.55	0.26
Less Distributions:
Distributions from net realized gain	—	(1.45)	(1.20)	(0.32)	(3.09)
Net Asset Value, End of Period	$23.89	$23.30	$25.67	$21.89	$17.66
Total Return[2]	2.53%	(2.83)%	23.50%	26.00%	2.30%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.14%	1.15%	1.13%
Net investment income (loss)	(0.32)%	(0.36)%	(0.48)%	(0.39)%	(0.34)%
Expense waiver/reimbursement[4]	0.30%	0.29%	0.44%	0.70%	1.00%
Supplemental Data:
Net assets, end of period (000 omitted)	$92,389	$82,170	$82,953	$47,681	$29,707
Portfolio turnover	227%	142%	129%	118%	198%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.32	$22.77	$19.69	$16.03	$19.03
Income From Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.23)	(0.26)	(0.21)	(0.17)
Net realized and unrealized gain (loss)	0.58	(0.77)	4.54	4.19	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.37	(1.00)	4.28	3.98	0.09
Less Distributions:
Distributions from net realized gain	—	(1.45)	(1.20)	(0.32)	(3.09)
Net Asset Value, End of Period	$20.69	$20.32	$22.77	$19.69	$16.03
Total Return[2]	1.82%	(3.58)%	22.54%	25.08%	1.51%
Ratios to Average Net Assets:
Net expenses[3]	1.88%	1.88%	1.89%	1.90%	1.88%
Net investment income (loss)	(1.07)%	(1.12)%	(1.23)%	(1.15)%	(1.09)%
Expense waiver/reimbursement[4]	0.20%	0.29%	0.41%	0.66%	1.00%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,481	$22,639	$18,008	$10,007	$3,941
Portfolio turnover	227%	142%	129%	118%	198%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.37	$26.71	$22.67	$18.24	$21.01
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.70	(0.87)	5.30	4.78	0.34
TOTAL FROM INVESTMENT OPERATIONS	0.68	(0.89)	5.24	4.75	0.32
Less Distributions:
Distributions from net realized gain	—	(1.45)	(1.20)	(0.32)	(3.09)
Net Asset Value, End of Period	$25.05	$24.37	$26.71	$22.67	$18.24
Total Return[2]	2.79%	(2.60)%	23.85%	26.27%	2.56%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.89%	0.90%	0.88%
Net investment income (loss)	(0.07)%	(0.10)%	(0.25)%	(0.15)%	(0.09)%
Expense waiver/reimbursement[4]	0.19%	0.25%	0.41%	0.63%	0.99%
Supplemental Data:
Net assets, end of period (000 omitted)	$354,204	$455,597	$364,248	$112,742	$43,337
Portfolio turnover	227%	142%	129%	118%	198%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,				Period Ended 7/31/2016[1]
	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.36	$26.70	$22.67	$18.24	$16.25
Income From Investment Operations:
Net investment income (loss)[2]	(0.02)	(0.02)	(0.06)	(0.01)	(0.07)
Net realized and unrealized gain (loss)	0.72	(0.87)	5.29	4.76	2.06
TOTAL FROM INVESTMENT OPERATIONS	0.70	(0.89)	5.23	4.75	1.99
Less Distributions:
Distributions from net realized gain	—	(1.45)	(1.20)	(0.32)	—
Net Asset Value, End of Period	$25.06	$24.36	$26.70	$22.67	$18.24
Total Return[3]	2.87%	(2.60)%	23.81%	26.27%	12.25%
Ratios to Average Net Assets:
Net expenses[4]	0.87%	0.87%	0.88%	0.88%	0.87%[5]
Net investment income (loss)	(0.07)%	(0.07)%	(0.24)%	(0.04)%	(0.41)%[5]
Expense waiver/reimbursement[6]	0.09%	0.15%	0.30%	0.42%	0.66%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$283,103	$333,059	$89,307	$24,795	$0[7]
Portfolio turnover	227%	142%	129%	118%	198%[8]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7	Represents less than $1,000.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
July 31, 2020
Assets:
Investment in securities, at value including $84,180,685 of securities loaned, $98,057,042 of investment in affiliated holdings* and $31,307,194 of investments in affiliated companies* (identified cost $724,910,952)		$833,816,675
Income receivable		126,034
Income receivable from affiliated holdings		1,985
Receivable for investments sold		17,446,462
Receivable for shares sold		585,192
TOTAL ASSETS		851,976,348
Liabilities:
Payable for investments purchased	$15,925,200
Payable for shares redeemed	1,348,071
Payable for collateral due to broker for securities lending	87,174,159
Payable for investment adviser fee (Note 5)	14,431
Payable for administrative fees (Note 5)	1,600
Payable for distribution services fee (Note 5)	10,769
Payable for other service fees (Notes 2 and 5)	46,452
Accrued expenses (Note 5)	278,641
TOTAL LIABILITIES		104,799,323
Net assets for 30,147,683 shares outstanding		$747,177,025
Net Assets Consist of:
Paid-in capital		$678,396,445
Total distributable earnings (loss)		68,780,580
TOTAL NET ASSETS		$747,177,025
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($92,389,437 ÷ 3,867,231 shares outstanding), no par value, unlimited shares authorized	$23.89
Offering price per share (100/94.50 of $23.89)	$25.28
Redemption proceeds per share	$23.89
Class C Shares:
Net asset value per share ($17,481,241 ÷ 844,993 shares outstanding), no par value, unlimited shares authorized	$20.69
Offering price per share	$20.69
Redemption proceeds per share (99.00/100 of $20.69)	$20.48
Institutional Shares:
Net asset value per share ($354,203,508 ÷ 14,138,983 shares outstanding), no par value, unlimited shares authorized	$25.05
Offering price per share	$25.05
Redemption proceeds per share	$25.05
Class R6 Shares:
Net asset value per share ($283,102,839 ÷ 11,296,476 shares outstanding), no par value, unlimited shares authorized	$25.06
Offering price per share	$25.06
Redemption proceeds per share	$25.06
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended July 31, 2020
Investment Income:
Dividends (including $231,268 received from affiliated companies and holdings* and net of foreign taxes withheld of $4,713)		$5,831,010
Net income on securities loaned (includes $1,137,477 earned from affiliated holdings related to cash collateral balances*) (Note 2)		964,374
TOTAL INCOME		6,795,384
Expenses:
Investment adviser fee (Note 5)	$6,701,584
Administrative fee (Note 5)	659,912
Custodian fees	74,310
Transfer agent fee (Note 2)	906,648
Directors’/Trustees’ fees (Note 5)	6,142
Auditing fees	27,700
Legal fees	7,722
Portfolio accounting fees	153,269
Distribution services fee (Note 5)	141,294
Other service fees (Notes 2 and 5)	265,125
Share registration costs	95,888
Printing and postage	77,935
Miscellaneous (Note 5)	39,870
TOTAL EXPENSES	9,157,399
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Statement of Operations–continued
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(732,169)
Reimbursement of other operating expenses (Notes 2 and 5)	(633,622)
TOTAL WAIVER AND REIMBURSEMENTS		(1,365,791)
Net expenses			7,791,608
Net investment income (loss)			(996,224)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $719,230 on sales of investments in affiliated companies and holdings*)			(33,014,524)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $9,494,467 on investments in affiliated companies and holdings*)			37,205,285
Net realized and unrealized gain (loss) on investments			4,190,761
Change in net assets resulting from operations			$3,194,537
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended July 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(996,224)	$(1,133,718)
Net realized gain (loss)	(33,014,524)	2,812,140
Net change in unrealized appreciation/depreciation	37,205,285	(10,118,739)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,194,537	(8,440,317)
Distributions to Shareholders:
Class A Shares	—	(4,694,682)
Class C Shares	—	(1,802,870)
Institutional Shares	—	(21,193,835)
Class R6 Shares	—	(10,244,004)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(37,935,391)
Share Transactions:
Proceeds from sale of shares	260,125,039	662,802,599
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Multi-Factor Small Cap Growth Fund	102,652,108	—
Net asset value of shares issued to shareholders in payment of distributions declared	—	32,928,721
Cost of shares redeemed	(512,259,924)	(310,406,395)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(149,482,777)	385,324,925
Change in net assets	(146,288,240)	338,949,217
Net Assets:
Beginning of period	893,465,265	554,516,048
End of period	$747,177,025	$893,465,265
See Notes which are an integral part of the Financial Statements
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26

Notes to Financial Statements
July 31, 2020
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
On March 30, 2017, the Fund’s T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On November 15, 2019, the Fund acquired all of the net assets of PNC Multi-Factor Small Cap Growth Fund (the “Acquired Fund”), an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund’s Class A Shares exchanged, a shareholder received 0.896 shares of the Fund’s Class A Shares.
For every one share of the Acquired Fund’s Class C Shares exchanged, a shareholder received 0.971 shares of the Fund’s Class C Shares.
For every one share of the Acquired Fund’s Class I Shares exchanged, a shareholder received 0.883 shares of the Fund’s Institutional Shares.
For every one share of the Acquired Fund’s Class R6 Shares exchanged, a shareholder received 0.883 shares of the Fund’s R6 Shares.
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The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,360,352	$102,652,108	$20,727,223	$897,256,665	$999,908,773
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on August 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2020, were as follows:
Net investment loss	$(964,618)
Net realized and unrealized gain on investments	3,068,318
Net increase in net assets resulting from operations	$2,103,700

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets as of July 31, 2020.
Prior to June 29, 2020, the name of the Trust and Fund were Federated MDT Series and Federated MDT Small Cap Growth Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by
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28

contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,365,791 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$216,979	$(183,381)
Class C Shares	29,576	(21,457)
Institutional Shares	581,179	(428,784)
Class R6 Shares	78,914	–
TOTAL	$906,648	$(633,622)
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Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$219,410
Class C Shares	45,715
TOTAL	$265,125
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities
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on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$84,180,685	$87,174,159
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	609,482	$13,104,153	1,528,971	$35,808,747
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	1,446,327	33,251,055	–	–
Shares issued to shareholders in payment of distributions declared	–	–	206,833	4,264,901
Shares redeemed	(1,715,867)	(36,704,330)	(1,439,941)	(34,081,411)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	339,942	$9,650,878	295,863	$5,992,237

Year Ended July 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	126,433	$2,399,164	861,349	$19,805,308
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	182,602	3,655,701	–	–
Shares issued to shareholders in payment of distributions declared	–	–	84,088	1,519,470
Shares redeemed	(577,979)	(11,036,748)	(622,248)	(12,775,267)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(268,944)	$(4,981,883)	323,189	$8,549,511

Year Ended July 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	7,454,551	$168,193,983	13,009,742	$313,124,900
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	2,548,202	61,335,218	–	–
Shares issued to shareholders in payment of distributions declared	–	–	906,635	19,519,847
Shares redeemed	(14,562,017)	(326,516,625)	(8,855,829)	(217,649,803)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,559,264)	$(96,987,424)	5,060,548	$114,994,944
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Year Ended July 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,418,303	$76,427,739	11,880,605	$294,063,644
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	183,221	4,410,134	–	–
Shares issued to shareholders in payment of distributions declared	–	–	354,134	7,624,503
Shares redeemed	(5,976,222)	(138,002,221)	(1,908,361)	(45,899,914)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(2,374,698)	$(57,164,348)	10,326,378	$255,788,233
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(6,862,964)	$(149,482,777)	16,005,978	$385,324,925
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating loss, regulatory settlement proceeds and deferral of losses on wash sales.
For the year ended July 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(634,073)	$634,073
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$-	$19,115,501
Long-term capital gains	$-	$18,819,890
[1]	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$93,946,092
Capital loss carryforwards and deferrals	$(25,165,512)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
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At July 31, 2020, the cost of investments for federal tax purposes was $739,870,583. The net unrealized appreciation of investments for federal tax purposes was $93,946,092. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $123,992,623 and net unrealized depreciation from investments for those securities having an excess of cost over value of $30,046,531.
As of July 31, 2020, the Fund had a capital loss carryforward of $24,245,488 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$23,207,571	$1,037,917	$24,245,488
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2020, for federal income tax purposes, a late year ordinary loss of $920,024 was deferred to August 1, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Prior to July 1, 2019, the annual advisory fee was 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2020, the Adviser voluntarily waived $676,107 of its fee and voluntarily reimbursed $633,622 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2020, the Adviser reimbursed $56,062.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$141,294
For the year ended July 31, 2020, FSC retained $20,779 fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2020, FSC retained $2,074 in sales charges from the sale of Class A Shares. FSC also retained $230 and $2,017 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2020, FSSC received $10,601 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2020, were as follows:
Purchases	$1,868,750,417
Sales	$2,033,306,095
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2020, the Fund had no outstanding loans. During the year ended July 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2020, there were no outstanding loans. During the year ended July 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Growth Fund (formerly, Federated MDT Small Cap Growth Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (formerly, Federated MDT Series) (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Federated Hermes MDT Series) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 22, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,017.90	$5.67
Class C Shares	$1,000	$1,014.20	$9.42
Institutional Shares	$1,000	$1,019.10	$4.42
Class R6 Shares	$1,000	$1,019.10	$4.37
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.20	$5.67
Class C Shares	$1,000	$1,015.50	$9.42
Institutional Shares	$1,000	$1,020.50	$4.42
Class R6 Shares	$1,000	$1,020.50	$4.37
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, and Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2020
Federated MDT Small Cap Growth Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT SMALL CAP GROWTH FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the five-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and three-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-year and three-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
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Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
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The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
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Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes MDT Small Cap Growth Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes MDT Small Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $146,200

Fiscal year ended 2019 - $142,400

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $11,145 and $0 respectively. Fiscal year ended 2020- Audit consent fees for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $42,456 and $27,403 respectively. Fiscal year ended 2020- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $150,395

Fiscal year ended 2019 - $624,400

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 22, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 22, 2020